EXHIBIT 99.1
------------

                                  $203,749,000
                                  (APPROXIMATE)
                                 GSAMP 2003-NC1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

                                                                                                                     MOODY'S/
                                                                                                                       S&P/
                          APPROXIMATE        PRIMARY      EXPECTED      INITIAL      ESTIMATED     PRINCIPAL          FITCH
                           PRINCIPAL        COLLATERAL     CREDIT     PASS-THROUGH   AVG. LIFE      PAYMENT          EXPECTED
CERTIFICATES                BALANCE           GROUP       SUPPORT       RATE (2)     (YRS) (3)   WINDOW (3) (4)      RATINGS
---------------------   ----------------   ------------   --------    ------------   ---------   --------------   --------------
A-1 [NOT OFFERED] (5)    $90,637,000       Group I (1)       18.00%   LIBOR + [ ]%      2.32      3/03 - 5/10      Aaa/AAA/AAA
A-2                      $89,983,000       Group II (1)      18.00%   LIBOR + [ ]%      2.63      3/03 - 5/10      Aaa/AAA/AAA
M-1 [NOT OFFERED] (5)    $12,335,000       Group I & II      12.40%   LIBOR + [ ]%      4.93      6/06 - 5/10       Aa2/AA+/AA
M-2                      $10,794,000       Group I & II       7.50%   LIBOR + [ ]%      4.88      4/06 - 5/10        A2/A+/A+
M-3 [NOT OFFERED]             N/A          Group I & II       7.15%       N/A           N/A           N/A          [N/A]/A-/A+
B-1 [NOT OFFERED]             N/A          Group I & II       3.00%       N/A           N/A           N/A          Baa2/BBB/BBB
B-2 [NOT OFFERED]             N/A          Group I & II       1.75%       N/A           N/A           N/A         Baa3/BBB-/BBB-
TOTAL                   $203,749,000 (6)

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2 Certificates may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in February 2033.

(5)   The Class A-1 and Class M-1 are not offered pursuant to this Term Sheet.

(6) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (7)
-------------------------------

                                                              GROUP I                         GROUP II
                                                   -----------------------------   -----------------------------
                                                   ADJUSTABLE RATE   FIXED RATE    ADJUSTABLE RATE   FIXED RATE       AGGREGATE
                                                   ---------------   -----------   ---------------   -----------   ----------------
SCHEDULED PRINCIPAL BALANCE:                           $93,964,365   $16,569,162       $44,550,244   $65,185,548       $220,269,319
NUMBER OF MORTGAGE LOANS:                                      551           100               110           438              1,199
AVERAGE SCHEDULED PRINCIPAL BALANCE:                      $170,534      $165,692          $405,002      $148,825           $183,711
WEIGHTED AVERAGE GROSS COUPON:                               7.206%        7.383%            6.987%        7.483%             7.257%
WEIGHTED AVERAGE NET COUPON(8):                              6.694%        6.871%            6.475%        6.971%             6.745%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                          621           621               628           625                623
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                         82.13%        72.81%            83.10%        75.72%             79.73%
WEIGHTED AVERAGE ORIGINAL TOTAL POOL LTV RATIO(9):           82.52%        74.86%            83.10%        75.75%             80.06%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):               358           353               356           340                352
WEIGHTED AVERAGE SEASONING (MONTHS):                             1             1                 1             1                  1
WEIGHTED AVERAGE MONTHS TO ROLL(10):                            23           N/A                    24       N/A                 23
WEIGHTED AVERAGE GROSS MARGIN(10):                            6.35%          N/A                  6.26%      N/A               6.32%
WEIGHTED AVERAGE INITIAL RATE CAP(10):                        1.52%          N/A                  1.58%      N/A               1.54%
WEIGHTED AVERAGE PERIODIC RATE CAP(10):                       1.52%          N/A                  1.58%      N/A               1.54%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(10):            14.21%          N/A                 13.98%      N/A              14.13%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(9) The Original Total Pool LTV Ratio reflects the value of the first lien loans and the companion second lien loans at origination.

(10) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first lien (99.80%) and second lien (0.20%) residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century").

o The Group I Mortgage Loans consist of 99.62% first liens and 0.38% second liens. The Group II Mortgage Loans consist of 99.98% first liens and 0.02% second liens.

o All second lien mortgage loans have their companion first lien mortgage loans included in the Mortgage Loans (i.e. there are no stand-alone second lien mortgage loans).

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $81,754,710. The Interest Rate Cap will have a term of 84 months and a strike rate of 1-month LIBOR equal to 7.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available only to pay Basis Risk Carry Forward Amounts on the Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, and Class B-2 Certificates, in the manner described herein (see Appendix A for Interest Rate Cap details).

o Credit support for the Certificates will be provided through a senior/subordinated structure and initial overcollateralization of 1.75%.

o     The Mortgage Loans will be serviced by Litton Loan Servicing, LP
      ("Litton").

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans originated on or after October 1, 2002 are secured by a property in the state of Georgia.

o The transaction will be modeled on INTEX as "GSA03NC1" and on Bloomberg as "GSAMP 03-NC1".

o The Offered Certificates in the table will be registered under a registration statement filed with the Securities and Exchange Commission.


TIME TABLE
----------

EXPECTED CLOSING DATE:              February 27, 2003

CUT-OFF DATE:                       February 1, 2003

EXPECTED PRICING DATE:              On or before February 19, 2003

FIRST DISTRIBUTION DATE:            March 20, 2003


KEY TERMS
---------

OFFERED CERTIFICATES:               Class A-1, Class A-2, Class M-1 and Class
                                    M-2 Certificates

DEPOSITOR:                          GS Mortgage Securities Corp.

LEAD MANAGER:                       Goldman Sachs & Co.

CO-MANAGER:                         Banc One Capital Markets, Inc.

SERVICER:                           Litton Loan Servicing, LP

TRUSTEE:                            Deutsche Bank National Trust Company

SERVICING FEE:                      50 bps

TRUSTEE FEE:                        1.2 bps

INTEREST RATE CAP PROVIDER:         Goldman Sachs Capital Markets LP. The
                                    short-term unsecured debt obligations of the guarantor of the cap provider, The Goldman
                                    Sachs Group, Inc., are rated P-1 by Moody's
                                    Investors Service Inc., A-1 by Standard &
                                    Poor's Ratings Group and F1+ by Fitch
                                    Ratings. The long-term unsecured debt of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch.

DISTRIBUTION DATE:                  20th day of the month or the following
                                    Business Day


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

RECORD DATE:                        For any Distribution Date, the last Business
                                    Day of the accrual period

DELAY DAYS:                         0 day delay on all Certificates

DAY COUNT:                          Actual/360 basis

INTEREST ACCRUAL:                   The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT ASSUMPTION:      Adjustable rate mortgage loans: 28% Fixed
                                    rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

MORTGAGE LOANS:                     The Trust will consist of two groups of
                                    sub-prime, fixed rate and adjustable rate, first lien and second lien residential mortgage loans.

GROUP I MORTGAGE LOANS:             Approximately $110,533,528 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie
                                    Mac and Fannie Mae.

GROUP II MORTGAGE LOANS:            Approximately $109,735,791 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

EXCESS SPREAD:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Offered
                                    Certificates, resulting in excess cash flow calculated in the following manner:

                                    Initial Gross WAC (1):               7.2568%
                                      Less Fees & Expenses (2):          0.5120%
                                                                         ------
                                    Net WAC (1):                         6.7448%
                                      Less Initial Certificate
                                      Coupon (Approx.)(1)(3):            1.9194%
                                                                         ------
                                    Initial Excess Spread (1):           4.8254%

                                    (1)   This amount will vary on each
                                          distribution date based on changes to
                                          the weighted average interest rate on
                                          the Mortgage Loans as well as any
                                          changes in day count.

                                    (2)   Includes the Servicing Fee and Trustee
                                          Fee.

                                    (3)   Assumes 1-month LIBOR equal to
                                          1.3400%, initial marketing spreads and
                                          a 30-day month. This amount will vary
                                          on each distribution date based on
                                          changes to the weighted average
                                          Pass-Through Rates on the Offered
                                          Certificates as well as any changes in
                                          day count.

SERVICER ADVANCING:                 Yes as to principal and interest, subject to
                                    recoverability

COMPENSATING INTEREST:              The Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the Prepayment Interest
                                    Shortfalls on the Mortgage Loans for the related Distribution Date resulting from
                                    Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B)
                                    50% of its aggregate Servicing Fee received for the related Distribution Date.

OPTIONAL CLEAN-UP CALL:             The transaction has a 10% optional clean-up
                                    call.

RATING AGENCIES:                    Moody's Investors Service, Inc., Standard &
                                    Poor's Ratings Group and Fitch Ratings

MINIMUM DENOMINATION:               $25,000 with regard to the Class A-1 and
                                    Class A-2 (together, the "Class A
                                    Certificates"), and $250,000 with regard to the Class M-1 and Class M-2 Certificates.

LEGAL INVESTMENT:                   It is anticipated that Class A-1, A-2 and
                                    M-1 Certificates will be SMMEA eligible.

ERISA ELIGIBLE:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TAX TREATMENT:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

PROSPECTUS:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Until the Step-Down Date, principal will be paid (1) to the Class A-1 Certificates up to the Group I Principal Distribution Amount, (2) to the Class A-2 Certificates up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, M-3, B-1 and B-2 Certificates. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the holders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 1.75% overcollateralization (funded upfront) (After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)   the Distribution Date occurring in March 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 36.00%.

CLASS             INITIAL SUBORDINATION PERCENTAGE    STEP-DOWN DATE PERCENTAGE
-----             --------------------------------    -------------------------
A                              18.00%                            36.00%
M-1                            12.40%                            24.80%
M-2                             7.50%                            15.00%
M-3                             7.15%                            14.30%
B-1                             3.00%                             6.00%
B-2                             1.75%                             3.50%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 45% of the prior period's senior enhancement percentage to be specified in the Prospectus (The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

DISTRIBUTION DATES            CUMULATIVE REALIZED LOSS PERCENTAGE
------------------            -----------------------------------

March 2006 - February 2007    2.5000% for the first month, plus an additional
                              1/12th of 1.2500% for each month thereafter (e.g., approximately 2.6042% in April 2006)

March 2007 - February 2008    3.7500% for the first month, plus an additional
                              1/12th of 0.7500% for each month thereafter (e.g., approximately 3.8125% in April 2007)

March 2008 - February 2009    4.5000% for the first month, plus an additional
                              1/12th of 1.2500% for each month thereafter (e.g., approximately 4.6042% in April 2008)

March 2009 and thereafter     5.7500%

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class M-1, M-2, M-3, B-1 and B-2 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH RATE. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] bps ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3, B-1 AND B-2 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv)  to the Class M-3 Certificates, their Accrued Certificate Interest,

      (v) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (vi)  to the Class B-2 Certificates, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) the Group I Principal Distribution Amount will be distributed to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(b) the Group II Principal Distribution Amount will be distributed to the Class A-2 Certificates, in each case until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; provided, however, that if the Certificate Principal Balance of either group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

other group of Class A Certificates remaining outstanding until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

      (vii) sequentially, to Classes M-1, M-2, M-3, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes, and

      (viii) Solely from any Interest Rate Cap payments, (1) sequentially to the Class A-2, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and then to the extent remaining (2) to the excess cashflow certificates.

Once realized losses are allocated sequentially to the Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing and the trustee fees.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the servicer on or prior to the related determination date or advanced by the servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.20% (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.70% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REMAINING PREPAYMENT PENALTY TERM BY PRODUCT TYPE(1)
----------------------------------------------------

                           SCHEDULED PRINCIPAL BALANCE

PRODUCT          NO PENALTY    0-12 MONTHS    13-24 MONTHS    25-36 MONTHS       TOTAL
--------------   -----------   -----------    ------------    ------------    ------------
1 Mo. LIBOR IO    $3,655,180            $0              $0              $0      $3,655,180
2/28 ARMS         19,026,266     9,329,497      99,687,394         902,847     128,946,003
3/27 ARMS          1,071,661       751,106         691,237       3,399,422       5,913,426
Fixed Rate        13,021,610    10,089,314       4,846,040      53,797,747      81,754,710
--------------   -----------   -----------    ------------    ------------    ------------
TOTAL            $36,774,716   $20,169,918    $105,224,671     $58,100,015    $220,269,319
==============   ===========   ===========    ============    ============    ============

                          PERCENTAGE OF MORTGAGE LOANS

PRODUCT          NO PENALTY    0-12 MONTHS    13-24 MONTHS    25-36 MONTHS
--------------   ----------    -----------    ------------    ------------
1 Mo. LIBOR IO       100.00%          0.00%           0.00%           0.00%
2/28 ARMS             14.76           7.24           77.31            0.70
3/27 ARMS             18.12          12.70           11.69           57.49
Fixed Rate            15.93          12.34            5.93           65.80
--------------   ----------    -----------    ------------    ------------
TOTAL                 16.70%          9.16%          47.77%          26.38%
==============   ==========    ===========    ============    ============

(1)   Column totals may not add to 100.00% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of close on February 11,
      2003) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

            SCENARIO               FIRST DOLLAR OF LOSS             0 DM                  0% RETURN
            -------------------   ----------------------   ----------------------   ----------------------

            CDR                                   25.83%                   26.20%                   27.46%
            Yield                                3.8161%                  2.9377%                  0.0159%
            WAL                                     3.98                     3.98                     3.86
CLASS M-1   Modified Duration                       3.73                     3.74                     3.72
            Window                         Feb07 - Feb07            Feb07 - Feb07            Jan07 - Jan07
            Principal Writedown           820.84 (0.01%)       463,062.59 (3.75%)    1,818,519.11 (14.74%)
            Collateral Losses     38,830,300.01 (17.63%)   39,246,344.87 (17.82%)   40,377,183.38 (18.33%)

            CDR                                   17.14%                   17.80%                   18.88%
            Yield                                5.0705%                  3.2056%                  0.0236%
            WAL                                     4.73                     4.70                     4.43
CLASS M-2   Modified Duration                       4.24                     4.26                     4.18
            Window                         Nov07 - Nov07            Nov07 - Nov07            Sep07 - Sep07
            Principal Writedown        10,163.66 (0.09%)     1,030,903.17 (9.55%)    2,418,018.42 (22.40%)
            Collateral Losses     29,814,721.99 (13.54%)   30,726,300.48 (13.95%)   31,839,541.10 (14.45%)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

SCHEDULED PRINCIPAL BALANCE:                                       $220,269,319
NUMBER OF MORTGAGE LOANS:                                                 1,199
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $183,711
WEIGHTED AVERAGE GROSS COUPON:                                            7.257%
WEIGHTED AVERAGE NET COUPON:                                              6.745%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       623
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      79.73%
WEIGHTED AVERAGE ORIGINAL TOTAL POOL LTV RATIO:                           80.06%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            352
WEIGHTED AVERAGE SEASONING (MONTHS):                                          1
WEIGHTED AVERAGE MONTHS TO ROLL:                                             23
WEIGHTED AVERAGE GROSS MARGIN:                                             6.32%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         1.54%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.54%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.13%

                        DISTRIBUTION BY PRINCIPAL BALANCE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PRINCIPAL BALANCE     LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
$25,001 - $50,000          63    $2,577,926          1.17%        8.783%        600    $40,919       72.92%      87.32%       85.03%
$50,001 - $75,000         112     7,133,002          3.24         8.091         598     63,688       77.26       79.34        92.95
$75,001 - $100,000        131    11,565,294          5.25         7.890         609     88,285       77.18       60.52        90.14
$100,001 - $125,000       130    14,602,709          6.63         7.430         615    112,329       77.80       73.50        90.48
$125,001 - $150,000       143    19,650,496          8.92         7.354         617    137,416       78.37       63.76        93.07
$150,001 - $200,000       198    34,730,184         15.77         7.312         624    175,405       79.34       59.67        93.17
$200,001 - $250,000       135    30,334,318         13.77         7.142         623    224,699       81.64       61.89        91.57
$250,001 - $300,000        98    26,896,455         12.21         7.090         627    274,454       80.88       42.19        95.89
$300,001 - $350,000       156    56,303,944         25.56         7.016         632    360,923       81.83       51.37        95.54
$450,001 & Above           33    16,474,992          7.48         7.137         627    499,242       79.56       53.11        97.16
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY CURRENT RATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
CURRENT RATE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
5.99% & Below              55   $13,420,179          6.09%        5.644%        670   $244,003       78.34%      71.83%      100.00%
6.00- 6.49%                59    13,101,226          5.95         6.300         642    222,055       81.26       77.45        95.98
6.50- 6.99%               332    70,456,585         31.99         6.765         635    212,219       78.21       59.62        92.41
7.00- 7.49%               201    40,150,294         18.23         7.224         629    199,753       81.67       55.34        96.89
7.50- 7.99%               347    59,307,226         26.92         7.740         615    170,914       82.17       47.76        90.56
8.00- 8.49%                49     7,365,959          3.34         8.210         574    150,326       79.49       58.08        96.75
8.50- 8.99%                65     8,018,787          3.64         8.737         562    123,366       77.82       51.33        94.04
9.00- 9.49%                24     2,340,206          1.06         9.237         570     97,509       77.75       66.42       100.00
9.50- 9.99%                31     3,382,241          1.54         9.678         550    109,105       76.05       62.43        90.51
10.00% & Above             36     2,726,617          1.24        10.854         542     75,739       75.63       84.20        98.72
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY FICO

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
FICO                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
520 & Below                59    $7,951,670          3.61%        8.698%        509   $134,774       76.64%      72.32%       99.14%
520-539                    77    12,677,187          5.76         8.037         530    164,639       77.22       58.13        97.32
540-559                    79    11,605,778          5.27         7.677         551    146,909       78.07       66.99        94.07
560-579                   102    18,386,560          8.35         7.475         571    180,260       77.00       64.57        95.35
580-599                   114    21,698,118          9.85         7.391         591    190,334       78.67       64.29        92.71
600-619                   174    32,002,515         14.53         7.287         610    183,923       81.04       67.17        99.18
620-639                   179    31,637,915         14.36         7.129         629    176,748       80.45       60.89        93.72
640-659                   145    30,146,531         13.69         7.030         649    207,907       81.27       52.00        91.35
660-679                   103    19,890,509          9.03         6.938         670    193,112       82.50       43.70        97.30
680-699                    61    12,019,993          5.46         6.953         688    197,049       80.61       45.24        91.69
700-719                    35     7,216,299          3.28         6.616         708    206,180       80.96       40.88        88.11
720-739                    39     9,191,542          4.17         6.727         731    235,681       83.71       48.76        82.86
740 & Above                32     5,844,701          2.65         6.618         760    182,647       79.45       33.86        75.39
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY LIEN

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LIEN                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
First                   1,188  $219,818,620         99.80%        7.249%        623   $185,033       80.01%      57.43%       93.72%
Second                     11       450,699          0.20        10.895         632     40,973      100.00      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         DISTRIBUTION BY TOTAL POOL LTV

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
TOTAL POOL LTV        LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
40.00% & Below             16    $2,029,225          0.92%        7.378%        623   $126,827       29.36%      22.29%       94.09%
40.01 - 50.00%             22     3,181,150          1.44         7.267         618    144,598       44.61       28.17        86.59
50.01 - 60.00%             57     8,839,689          4.01         7.162         615    155,082       55.60       45.95        91.10
60.01 - 70.00%            145    22,356,493         10.15         7.461         608    154,183       66.78       51.74        94.05
70.01 - 80.00%            429    78,433,636         35.61         7.177         620    182,829       77.68       56.37        90.28
80.01 - 85.00%            199    37,858,281         17.19         7.246         615    190,243       84.56       56.53        92.13
85.01 - 90.00%            248    52,347,891         23.77         7.275         636    211,080       89.77       58.19        99.45
90.01 - 95.00%             61    12,968,328          5.89         7.349         649    212,596       94.80       87.78        98.17
95.01 - 100.00%            22     2,254,625          1.02         7.488         632    102,483      100.00      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY DOCUMENTATION

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
DOCUMENTATION         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Full                      751  $126,693,912         57.52%        7.204%        615   $168,700       81.59%     100.00%       95.15%
Stated                    377    80,558,410         36.57         7.363         635    213,683       78.07        0.00        93.17
Limited                    71    13,016,997          5.91         7.114         629    183,338       77.41        0.00        83.49
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY LOAN PURPOSE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LOAN PURPOSE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Cashout Refi              791  $144,758,521         65.72%        7.303%        615   $183,007       78.50%      56.28%       93.86%
Purchase                  224    42,890,722         19.47         7.103         649    191,476       85.13       59.28        91.94
Rate/Term Refi            184    32,620,076         14.81         7.255         627    177,283       80.30       60.71        95.55
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                       DISTRIBUTION BY OCCUPANCY STATUS

                                             PCT. OF POOL                              AVG.      WEIGHTED
OCCUPANCY           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATUS                LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Owner                   1,110  $206,473,682         93.74%        7.253%        621   $186,012       80.30%      58.39%      100.00%
Non-Owner                  87    13,428,400          6.10         7.310         653    154,349       76.35       45.75         0.00
Second Home                 2       367,236          0.17         7.673         679    183,618       78.30        0.00         0.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY PROPERTY TYPE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PROPERTY TYPE         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Single Family             928  $167,484,289         76.04%        7.277%        619   $180,479       79.98%      58.53%       95.59%
PUD                       112    22,645,243         10.28         7.193         621    202,190       81.19       55.85        98.52
2-4 Family                 82    17,999,307          8.17         7.191         656    219,504       78.40       49.08        73.19
Condo                      67    11,259,556          5.11         7.172         634    168,053       81.93       57.58        88.88
Man. Housing               10       880,925          0.40         7.558         610     88,093       74.57       80.16       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY STATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATE                 LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
California-South          282   $62,457,385         28.36%        7.093%        626   $221,480       79.26%      56.71%       91.80%
California-North          178    46,716,428         21.21         7.133         624    262,452       80.12       53.76        92.47
Florida                   100    12,432,753          5.64         7.527         612    124,328       80.75       45.78        88.32
New York                   42    11,732,487          5.33         7.126         636    279,345       78.85       44.64        98.98
Texas                      96     9,172,315          4.16         8.280         611     95,545       76.36       65.94        95.73
Illinois                   46     8,931,720          4.05         7.200         642    194,168       83.41       54.73        94.69
Massachusetts              31     6,842,429          3.11         7.059         615    220,724       78.81       58.10       100.00
Colorado                   37     6,500,905          2.95         7.074         624    175,700       83.89       59.58        98.48
Michigan                   42     5,120,446          2.32         7.855         614    121,915       81.83       66.51        98.77
New Jersey                 24     4,983,356          2.26         7.350         638    207,640       77.02       56.93        95.29
Washington                 26     3,999,151          1.82         7.088         620    153,813       85.56       71.65        89.88
All Others                295    41,379,945         18.79         7.378         618    140,271       80.63       66.07        95.36
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                           DISTRIBUTION BY ZIP CODES

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
ZIP CODES             LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
94591                       6    $1,615,068          0.73%        6.622%        614   $269,178       73.82%     100.00%       53.79%
95132                       4     1,448,304          0.66         6.521         622    362,076       76.65       25.32       100.00
92503                       6     1,420,457          0.64         7.579         597    236,743       83.62       51.14       100.00
20876                       3     1,105,621          0.50         7.215         596    368,540       89.60      100.00       100.00
95020                       3     1,062,879          0.48         7.017         607    354,293       80.14       68.03       100.00
92647                       3     1,058,081          0.48         6.659         649    352,694       83.37      100.00       100.00
91709                       4     1,026,474          0.47         7.128         627    256,619       82.71       44.15       100.00
94510                       3       990,096          0.45         6.463         669    330,032       82.76       69.73       100.00
94544                       3       972,134          0.44         7.249         630    324,045       83.93       23.38       100.00
91320                       3       951,241          0.43         7.149         648    317,080       79.46       43.91       100.00
All Others              1,161   208,618,962         94.71         7.274         623    179,689       79.99       57.19        93.74
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

REMAINING                                    PCT. OF POOL                              AVG.      WEIGHTED
MONTHS TO           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
MATURITY              LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
0 - 180                    57    $5,512,307          2.50%        7.817%        624    $96,707       73.03%      56.91%       97.82%
181 - 240                  26     2,339,470          1.06         8.591         595     89,980       78.66       64.73       100.00
241 - 360               1,116   212,417,541         96.44         7.228         624    190,338       80.25       57.45        93.56
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY PRODUCT TYPE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PRODUCT TYPE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
2/28 ARMS                 622  $128,946,003         58.54%        7.198%        620   $207,309       82.93%      56.07%       95.00%
Fixed Rate                538    81,754,710         37.12         7.463         624    151,960       75.57       59.40        91.26
3/27 ARMS                  28     5,913,426          2.68         7.056         627    211,194       78.67       72.76        96.65
1 Mo. LIBOR IO             11     3,655,180          1.66         5.061         717    332,289       81.36       41.71       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY PERIODIC CAP

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PERIODIC CAP          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
1.00%                       1      $264,793          0.12%        7.250%        646   $264,793       88.33%     100.00%      100.00%
1.50%                     649   134,594,636         61.10         7.191         620    207,388       82.73       56.72        95.06
3.00%                      11     3,655,180          1.66         5.061         717    332,289       81.36       41.71       100.00
N/A                       538    81,754,710         37.12         7.463         624    151,960       75.57       59.40        91.26
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                     DISTRIBUTION BY MONTHS TO RATE RESET

                                             PCT. OF POOL                              AVG.      WEIGHTED
MONTHS TO           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
RATE RESET            LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
0-12                       11    $3,655,180          1.66%        5.061%        717   $332,289       81.36%      41.71%      100.00%
13-24                     622   128,946,003         58.54         7.198         620    207,309       82.93       56.07        95.00
25-36                      28     5,913,426          2.68         7.056         627    211,194       78.67       72.76        96.65
N/A                       538    81,754,710         37.12         7.463         624    151,960       75.57       59.40        91.26
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
GROSS MAXIMUM       NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LIFETIME RATE         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
12.00-12.49%               11    $3,655,180          1.66%        5.061%        717   $332,289       81.36%      41.71%      100.00%
12.50-12.99%               44     9,764,999          4.43         5.862         653    221,932       77.21       83.10       100.00
13.00-13.49%               60    13,366,019          6.07         6.319         642    222,767       81.40       77.89        96.06
13.50-13.99%              179    41,431,101         18.81         6.760         627    231,459       82.30       59.81        94.11
14.00-14.49%              116    24,812,182         11.26         7.217         627    213,898       85.98       56.71        97.58
14.50-14.99%              176    34,501,718         15.66         7.741         615    196,032       84.79       39.79        91.55
15.00-15.49%               13     2,271,815          1.03         8.267         542    174,755       79.60       37.84       100.00
15.50-15.99%               19     3,430,326          1.56         8.794         547    180,543       81.05       32.51        98.00
16.00-16.99%               23     3,370,377          1.53         9.552         548    146,538       75.98       56.56        98.14
17.00-17.99%               12     1,292,743          0.59        10.571         528    107,729       70.22       90.15       100.00
18.00-18.99%                8       618,150          0.28        11.527         520     77,269       68.81       73.43        94.34
N/A                       538    81,754,710         37.12         7.463         624    151,960       75.57       59.40        91.26
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                            DISTRIBUTION BY MARGIN

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
MARGIN                LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
5.99% & Below              19    $6,222,489          2.82%        5.799%        684   $327,499       79.34%      43.33%      100.00%
6.00- 6.49%               557   116,995,120         53.11         7.020         629    210,045       83.53       56.61        94.37
6.50- 6.99%                43     9,255,263          4.20         7.896         568    215,239       80.96       64.26       100.00
7.00% & Above              42     6,041,738          2.74         9.587         534    143,851       72.88       53.81        98.96
N/A                       538    81,754,710         37.12         7.463         624    151,960       75.57       59.40        91.26
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                   1,199  $220,269,319        100.00%        7.257%        623   $183,711       80.06%      57.52%       93.74%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $93,964,365
NUMBER OF MORTGAGE LOANS:                                                   551
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $170,534
WEIGHTED AVERAGE GROSS COUPON:                                            7.206%
WEIGHTED AVERAGE NET COUPON:                                              6.694%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       621
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      82.13%
WEIGHTED AVERAGE ORIGINAL TOTAL POOL LTV RATIO:                           82.52%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE SEASONING (MONTHS):                                          1
WEIGHTED AVERAGE MONTHS TO ROLL:                                             23
WEIGHTED AVERAGE GROSS MARGIN:                                             6.35%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         1.52%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.52%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.21%

                        DISTRIBUTION BY PRINCIPAL BALANCE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PRINCIPAL BALANCE     LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
$25,001 - $50,000          11      $446,775          0.48%        8.518%        574    $40,616       74.47%      66.82%       73.17%
$50,001 - $75,000          46     2,996,350          3.19         7.955         584     65,138       78.77       80.52        85.39
$75,001 - $100,000         58     5,176,233          5.51         7.941         603     89,245       78.47       49.48        91.26
$100,001 - $125,000        68     7,597,725          8.09         7.338         607    111,731       80.89       77.93        95.40
$125,001 - $150,000        77    10,565,294         11.24         7.179         618    137,212       81.14       65.28        91.10
$150,001 - $200,000       102    17,961,722         19.12         7.263         617    176,095       83.25       64.03        97.21
$200,001 - $250,000        89    20,158,533         21.45         7.055         623    226,500       83.60       61.19        89.66
$250,001 - $300,000        68    18,658,799         19.86         7.010         628    274,394       83.25       40.71        98.63
$300,001 & Above           32    10,402,934         11.07         7.040         640    325,092       83.83       45.37        95.51
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY CURRENT RATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
CURRENT RATE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
5.99% & Below              42    $8,009,554          8.52%        5.671%        672   $190,704       79.30%      82.45%      100.00%
6.00- 6.49%                47     8,327,197          8.86         6.319         645    177,174       81.52       73.65        93.67
6.50- 6.99%               141    26,531,556         28.24         6.770         621    188,167       81.38       63.88        92.04
7.00- 7.49%                99    17,587,170         18.72         7.216         629    177,648       85.77       52.90        96.58
7.50- 7.99%               153    25,215,139         26.83         7.722         613    164,805       84.63       40.84        91.26
8.00- 8.49%                12     1,729,809          1.84         8.272         552    144,151       76.34       18.36       100.00
8.50- 8.99%                16     2,167,041          2.31         8.816         553    135,440       83.59       51.47        96.83
9.00- 9.49%                 8     1,125,262          1.20         9.312         575    140,658       81.67       54.05       100.00
9.50- 9.99%                13     1,360,744          1.45         9.621         539    104,673       73.30       95.39        95.39
10.00% & Above             20     1,910,893          2.03        10.880         526     95,545       69.76       84.74        98.17
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
FICO                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
500-519                    29    $3,354,665          3.57%        9.265%        511   $115,678       76.55%      68.45%       97.95%
520-539                    35     4,887,622          5.20         8.177         530    139,646       77.60       56.23        98.78
540-559                    46     6,874,699          7.32         7.497         550    149,450       79.73       65.38        91.74
560-579                    49     7,984,664          8.50         7.340         572    162,952       80.61       66.06        97.98
580-599                    47     8,604,447          9.16         7.424         591    183,073       83.32       57.36        91.51
600-619                    86    15,852,828         16.87         7.121         610    184,335       83.08       58.54       100.00
620-639                    77    12,898,650         13.73         7.056         628    167,515       83.95       64.46        91.88
640-659                    68    12,033,572         12.81         7.030         649    176,964       84.55       52.64        94.80
660-679                    48     8,797,569          9.36         6.827         668    183,283       82.98       44.39        95.92
680-699                    23     4,276,184          4.55         6.762         689    185,921       84.21       52.72        95.15
700-719                    13     2,466,172          2.62         6.346         705    189,706       84.90       61.45        71.64
720-739                    18     3,699,525          3.94         6.711         730    205,529       85.65       53.94        90.37
740 & Above                12     2,233,770          2.38         6.291         766    186,147       78.41       40.06        67.49
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY LIEN

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LIEN                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
First                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                        DISTRIBUTION BY TOTAL POOL LTV

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
TOTAL POOL LTV        LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
40.00% & Below              4      $370,467          0.39%        7.053%        610    $92,617       33.41%      29.93%      100.00%
40.01 - 50.00%              5       576,164          0.61         7.440         592    115,233       45.45        0.00        77.45
50.01 - 60.00%             14     2,034,836          2.17         7.442         605    145,345       55.97       59.19       100.00
60.01 - 70.00%             48     7,229,303          7.69         7.659         603    150,610       66.99       47.78        93.40
70.01 - 80.00%            194    32,746,840         34.85         7.062         620    168,798       78.37       56.84        90.93
80.01 - 85.00%            102    16,675,795         17.75         7.232         603    163,488       84.55       54.38        90.98
85.01 - 90.00%            133    24,485,244         26.06         7.222         631    184,100       89.73       54.05        98.82
90.01 - 95.00%             40     8,041,790          8.56         7.336         646    201,045       94.88       83.99        97.05
95.01 - 100.00%            11     1,803,926          1.92         6.637         631    163,993      100.00      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY DOCUMENTATION

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
DOCUMENTATION         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Full                      338   $54,244,100         57.73%        7.109%        616   $160,486       83.73%     100.00%       95.43%
Stated                    185    34,579,361         36.80         7.366         628    186,915       80.70        0.00        93.40
Limited                    28     5,140,904          5.47         7.150         621    183,604       81.93        0.00        83.48
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY LOAN PURPOSE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LOAN PURPOSE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Cashout Refi              336   $59,497,973         63.32%        7.215%        615   $177,077       81.15%      53.81%       95.25%
Purchase                  136    21,237,335         22.60         7.139         639    156,157       86.33       68.21        91.83
Rate/Term Refi             79    13,229,057         14.08         7.271         613    167,456       82.54       58.53        92.08
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                       DISTRIBUTION BY OCCUPANCY STATUS

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
OCCUPANCY STATUS      LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Owner                     512   $88,355,294         94.03%        7.207%        618   $172,569       82.69%      58.59%      100.00%
Non-Owner                  37     5,241,835          5.58         7.157         653    141,671       79.84       47.26         0.00
Second Home                 2       367,236          0.39         7.673         679    183,618       78.30        0.00         0.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                          DISTRIBUTION BY PROPERTY TYPE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PROPERTY TYPE         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Single Family             428   $71,192,573         75.77%        7.220%        617   $166,338       82.21%      58.99%       95.60%
2-4 Family                 37     8,138,819          8.66         7.095         644    219,968       82.77       55.90        80.39
PUD                        41     7,322,488          7.79         7.164         616    178,597       83.89       55.73        96.11
Condo                      42     7,035,843          7.49         7.224         633    167,520       84.08       48.76        91.58
Man. Housing                3       274,642          0.29         7.425         582     91,547       76.46       67.27       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY STATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATE                 LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
California-South          133   $27,873,249         29.66%        7.129%        624   $209,573       81.90%      46.54%       94.06%
California-North           77    16,082,200         17.12         7.023         623    208,860       80.87       62.84        91.32
Illinois                   35     6,707,817          7.14         7.171         642    191,652       85.53       55.88        93.66
Florida                    41     4,884,973          5.20         7.643         605    119,146       82.10       49.18        85.27
Massachusetts              17     3,968,519          4.22         6.806         614    233,442       81.51       75.99       100.00
Colorado                   23     3,773,040          4.02         7.093         620    164,045       84.11       72.22        97.39
Michigan                   25     3,009,167          3.20         8.155         599    120,367       81.02       49.81        97.92
New York                   10     2,502,260          2.66         6.814         645    250,226       83.72       45.35       100.00
Washington                 14     2,242,382          2.39         6.604         637    160,170       87.40       81.23        94.39
Oregon                     14     2,028,883          2.16         6.948         609    144,920       85.62       70.77       100.00
Minnesota                  11     1,895,124          2.02         6.869         617    172,284       88.01       62.36       100.00
All Others                151    18,996,753         20.22         7.512         610    125,806       82.37       64.23        94.07
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                           DISTRIBUTION BY ZIP CODES

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
ZIP CODES             LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
02150                       3      $768,853          0.82%        6.552%        600   $256,284       82.80%      32.32%      100.00%
80918                       3       738,643          0.79         7.703         572    246,214       86.11       61.06       100.00
92563                       2       609,613          0.65         7.139         611    304,807       84.79      100.00       100.00
91709                       3       606,105          0.65         7.563         606    202,035       81.13       74.77       100.00
48085                       3       597,282          0.64         7.990         648    199,094       80.82        0.00       100.00
94510                       2       567,461          0.60         6.250         665    283,731       77.36       47.18       100.00
92592                       2       563,982          0.60         6.445         603    281,991       76.86        0.00       100.00
92630                       2       529,849          0.56         7.420         656    264,924       83.40        0.00       100.00
94544                       2       499,052          0.53         6.546         648    249,526       78.17       45.55       100.00
94585                       2       497,287          0.53         6.938         631    248,644       90.00      100.00       100.00
All Others                527    87,986,237         93.64         7.215         620    166,957       82.54       58.52        93.63
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                             PCT. OF POOL                              AVG.      WEIGHTED
REMAINING MONTHS    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
TO MATURITY           LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
241 - 360                 551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY PRODUCT TYPE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PRODUCT TYPE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
2/28 ARMS                 523   $89,442,360         95.19%        7.238%        619   $171,018       82.70%      58.00%       93.95%
3/27 ARMS                  22     3,206,605          3.41         7.317         616    145,755       76.57       49.77        93.83
1 Mo. LIBOR IO              6     1,315,400          1.40         4.762         724    219,233       84.46       58.89       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY PERIODIC CAP

                                              PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PERIODIC CAP          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
1.00%                       1      $264,793          0.28%        7.250%        646   $264,793       88.33%     100.00%      100.00%
1.50%                     544    92,384,172         98.32         7.240         619    169,824       82.47       57.59        93.93
3.00%                       6     1,315,400          1.40         4.762         724    219,233       84.46       58.89       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                     DISTRIBUTION BY MONTHS TO RATE RESET

                                             PCT. OF POOL                              AVG.      WEIGHTED
MONTHS TO           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
RATE RESET            LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
0-12                        6    $1,315,400          1.40%        4.762%        724   $219,233       84.46%      58.89%      100.00%
13-24                     523    89,442,360         95.19         7.238         619    171,018       82.70       58.00        93.95
25-36                      22     3,206,605          3.41         7.317         616    145,755       76.57       49.77        93.83
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
GROSS MAXIMUM       NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LIFETIME RATE         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
12.00-12.49%                6    $1,315,400          1.40%        4.762%        724   $219,233       84.46%      58.89%      100.00%
12.50-12.99%               36     6,694,154          7.12         5.849         662    185,949       78.28       87.08       100.00
13.00-13.49%               48     8,591,991          9.14         6.348         645    179,000       81.73       74.46        93.87
13.50-13.99%              141    26,531,556         28.24         6.770         621    188,167       81.38       63.88        92.04
14.00-14.49%               98    17,322,377         18.44         7.216         629    176,759       85.73       52.18        96.53
14.50-14.99%              153    25,215,139         26.83         7.722         613    164,805       84.63       40.84        91.26
15.00-15.49%               12     1,729,809          1.84         8.272         552    144,151       76.34       18.36       100.00
15.50-15.99%               16     2,167,041          2.31         8.816         553    135,440       83.59       51.47        96.83
16.00-16.99%               21     2,486,006          2.65         9.481         555    118,381       77.09       76.68        97.48
17.00-17.99%               12     1,292,743          1.38        10.571         528    107,729       70.22       90.15       100.00
18.00-18.99%                8       618,150          0.66        11.527         520     77,269       68.81       73.43        94.34
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                            DISTRIBUTION BY MARGIN

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
MARGIN                LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
5.99% & Below              11    $2,764,275          2.94%        5.882%        680   $251,298       84.08%      58.48%      100.00%
6.00- 6.49%               469    81,839,013         87.10         7.066         626    174,497       83.04       56.82        93.22
6.50- 6.99%                33     4,979,266          5.30         7.998         574    150,887       81.50       57.69       100.00
7.00 & Above               38     4,381,811          4.66         9.743         533    115,311       72.92       74.20        98.57
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     551   $93,964,365        100.00%        7.206%        621   $170,534       82.52%      57.73%       94.03%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     THE GROUP I - FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $16,569,162
NUMBER OF MORTGAGE LOANS:                                                   100
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $165,692
WEIGHTED AVERAGE GROSS COUPON:                                            7.383%
WEIGHTED AVERAGE NET COUPON:                                              6.871%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       621
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      72.81%
WEIGHTED AVERAGE ORIGINAL TOTAL POOL LTV RATIO:                           74.86%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            353
WEIGHTED AVERAGE SEASONING (MONTHS):                                          1

                        DISTRIBUTION BY PRINCIPAL BALANCE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PRINCIPAL BALANCE     LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
$25,001 - $50,000          10      $360,923          2.18%       11.009%        607    $36,092       91.18%      87.56%      100.00%
$50,001 - $75,000           3       183,985          1.11        10.906         615     61,328      100.00      100.00       100.00
$75,001 - $100,000          8       716,704          4.33         7.858         574     89,588       69.89       61.70       100.00
$100,001 - $125,000        12     1,332,294          8.04         7.161         638    111,025       70.13       57.25        67.01
$125,001 - $150,000        14     1,956,016         11.81         7.189         601    139,715       71.98       78.48       100.00
$150,001 - $200,000        25     4,379,864         26.43         7.227         638    175,195       73.16       59.72        80.03
$200,001 - $250,000        10     2,233,514         13.48         7.366         611    223,351       76.38       78.21       100.00
$250,001 - $300,000        12     3,306,624         19.96         7.260         635    275,552       78.40       40.95        83.26
$300,001 & Above            6     2,099,239         12.67         7.151         600    349,873       73.59       61.97        82.30
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY CURRENT RATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
CURRENT RATE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
6.50- 6.99%                27    $4,627,237         27.93%        6.854%        623   $171,379       70.49%      66.33%       79.61%
7.00- 7.49%                36     7,176,302         43.31         7.250         632    199,342       74.82       58.04        94.63
7.50- 7.99%                22     4,034,824         24.35         7.594         605    183,401       77.23       60.25        77.43
10.00% & Above             15       730,799          4.41        10.885         586     48,720       89.90       80.97       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
FICO                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
539 & Below                 8    $1,302,060          7.86%        7.770%        523   $162,757       78.44%      54.88%       78.49%
540-559                     5       767,180          4.63         7.495         551    153,436       65.58       67.83       100.00
560-579                     8     1,483,747          8.95         7.230         569    185,468       74.19       93.65        67.42
580-599                    18     3,068,826         18.52         7.185         591    170,490       69.50       64.93        96.68
600-619                    22     3,526,285         21.28         7.574         610    160,286       77.05       87.18       100.00
620-639                     9     1,045,058          6.31         7.515         631    116,118       76.40       52.43        84.71
640-659                     7     1,044,871          6.31         7.671         646    149,267       72.68       48.23        64.71
660-679                     4       668,646          4.04         7.238         668    167,162       85.15       83.15       100.00
680-699                     8     1,724,028         10.41         7.083         687    215,504       71.11       30.92        93.97
700-719                     5       805,864          4.86         7.414         708    161,173       84.32       29.01       100.00
720 & Above                 6     1,132,597          6.84         7.145         739    188,766       79.07       16.87        34.54
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY LIEN

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LIEN                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
First                      90   $16,143,930         97.43%        7.290%        621   $179,377       74.20%      60.90%       86.13%
Second                     10       425,233          2.57        10.949         631     42,523      100.00      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                        DISTRIBUTION BY TOTAL POOL LTV

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
TOTAL POOL LTV        LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
40.00% & Below              2      $274,774          1.66%        6.990%        621   $137,387       30.88%      62.18%      100.00%
40.01 - 50.00%              3       451,648          2.73         7.271         590    150,549       42.47       77.88       100.00
50.01 - 60.00%              9     1,733,062         10.46         7.132         616    192,562       54.41       45.01        80.40
60.01 - 70.00%             20     2,971,673         17.93         7.281         612    148,584       66.82       56.67        92.81
70.01 - 80.00%             27     5,269,807         31.80         7.289         622    195,178       76.42       57.64        78.92
80.01 - 85.00%             13     2,542,041         15.34         7.404         604    195,542       84.24       72.31        77.38
85.01 - 90.00%             15     2,749,150         16.59         7.315         648    183,277       89.48       66.13       100.00
90.01 - 95.00%              1       151,773          0.92         7.500         654    151,773       95.00      100.00       100.00
95.01 - 100.00%            10       425,233          2.57        10.949         631     42,523      100.00      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY DOCUMENTATION

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
DOCUMENTATION         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Full                       67   $10,257,277         61.91%        7.398%        606   $153,094       76.19%     100.00%       91.42%
Stated                     27     5,137,491         31.01         7.394         656    190,277       71.59        0.00        76.66
Limited                     6     1,174,395          7.09         7.209         596    195,732       77.53        0.00        86.39
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY LOAN PURPOSE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LOAN PURPOSE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Cashout Refi               72   $12,465,350         75.23%        7.400%        611   $173,130       74.01%      69.02%       85.44%
Rate/Term Refi             16     2,526,044         15.25         7.176         626    157,878       72.74       51.22        90.75
Purchase                   12     1,577,769          9.52         7.587         693    131,481       84.95       22.82        87.89
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                       DISTRIBUTION BY OCCUPANCY STATUS

                                             PCT. OF POOL                              AVG.      WEIGHTED
OCCUPANCY           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATUS                LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Owner                      88   $14,329,827         86.48%        7.408%        617   $162,839       74.78%      65.44%      100.00%
Non-Owner                  12     2,239,335         13.52         7.226         646    186,611       75.34       39.32         0.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY PROPERTY TYPE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PROPERTY TYPE         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Single Family              71   $11,641,815         70.26%        7.419%        609   $163,969       75.10%      67.86%       90.40%
2-4 Family                 10     2,494,026         15.05         7.191         657    249,403       73.72       41.62        59.10
PUD                         9     1,182,472          7.14         7.432         648    131,386       73.09       35.53       100.00
Condo                       9     1,120,941          6.77         7.342         633    124,549       77.56       68.58        90.91
Man. Housing                1       129,909          0.78         7.790         602    129,909       68.06      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY STATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATE                 LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
California-South           52    $9,191,970         55.48%        7.213%        621   $176,769       71.75%      68.13%       83.84%
California-North           21     4,087,590         24.67         7.474         609    194,647       77.23       51.75        81.56
Texas                       6       684,302          4.13         8.087         655    114,050       75.52       47.43       100.00
Illinois                    2       492,104          2.97         7.093         696    246,052       77.43       39.70       100.00
Florida                     3       401,123          2.42         7.176         555    133,708       75.88       70.43       100.00
Minnesota                   2       320,750          1.94         7.250         588    160,375       86.79       49.69       100.00
New Jersey                  1       278,782          1.68         7.250         732    278,782       90.00        0.00       100.00
Massachusetts               2       256,966          1.55         7.904         605    128,483       73.46       24.18       100.00
Arizona                     3       195,798          1.18         8.353         624     65,266       84.15      100.00       100.00
Colorado                    2       177,849          1.07         7.839         601     88,924       87.98      100.00       100.00
North Carolina              1       177,379          1.07         7.375         566    177,379       85.00      100.00       100.00
All Others                  5       304,552          1.84         9.405         662     60,910       85.12      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY ZIP CODES

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
ZIP CODES             LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
91320                       2      $533,585          3.22%        7.273%        624   $266,792       67.30%       0.00%      100.00%
94117                       1       494,625          2.99         7.400         599    494,625       51.30        0.00       100.00
92591                       2       409,687          2.47         7.371         630    204,844       74.30       74.64       100.00
94591                       1       371,664          2.24         6.500         572    371,664       80.00      100.00         0.00
92503                       2       366,699          2.21         6.990         593    183,349       74.99      100.00       100.00
92646                       1       319,750          1.93         7.250         536    319,750       72.73      100.00       100.00
92647                       1       303,744          1.83         6.990         604    303,744       80.00      100.00       100.00
95045                       1       303,683          1.83         7.250         690    303,683       80.00        0.00       100.00
60712                       1       296,756          1.79         6.990         688    296,756       72.44        0.00       100.00
95758                       1       284,799          1.72         7.750         617    284,799       82.61      100.00       100.00
All Others                 87    12,884,171         77.76         7.441         623    148,094       75.64       64.46        85.50
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

REMAINING                                    PCT. OF POOL                              AVG.      WEIGHTED
MONTHS TO           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
MATURITY              LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
0 - 180                     5      $225,446          1.36%        9.394%        635    $45,089       85.59%     100.00%      100.00%
181 - 240                   9       456,148          2.75        11.015         588     50,683       88.46       69.51       100.00
241 - 360                  86    15,887,569         95.89         7.251         622    184,739       74.32       61.15        85.91
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     100   $16,569,162        100.00%        7.383%        621   $165,692       74.86%      61.91%       86.48%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    GROUP II - ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $44,550,244
NUMBER OF MORTGAGE LOANS:                                                   110
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $405,002
WEIGHTED AVERAGE GROSS COUPON:                                            6.987%
WEIGHTED AVERAGE NET COUPON:                                              6.475%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       628
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      83.10%
WEIGHTED AVERAGE ORIGINAL TOTAL POOL LTV RATIO:                           83.10%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            356
WEIGHTED AVERAGE SEASONING (MONTHS):                                          1
WEIGHTED AVERAGE MONTHS TO ROLL:                                             24
WEIGHTED AVERAGE GROSS MARGIN:                                             6.26%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         1.58%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.58%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             13.98%

                        DISTRIBUTION BY PRINCIPAL BALANCE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PRINCIPAL BALANCE     LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
$300,001 - $350,000        87   $32,805,398         73.64%        6.939%        628   $377,074       82.96%      51.78%       96.83%
$450,001 & Above           23    11,744,846         26.36         7.121         627    510,645       83.50       58.73       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY CURRENT RATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
CURRENT RATE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
5.99% & Below              13    $5,410,624         12.14%        5.604%        668   $416,202       76.92%      56.10%      100.00%
6.00- 6.49%                12     4,774,028         10.72         6.266         635    397,836       80.80       84.08       100.00
6.50- 6.99%                38    14,899,546         33.44         6.741         638    392,093       83.93       52.57        97.80
7.00- 7.49%                18     7,489,805         16.81         7.221         622    416,100       86.55       67.16       100.00
7.50- 7.99%                23     9,286,579         20.85         7.792         619    403,764       85.22       36.95        92.34
8.00% & Above               6     2,689,661          6.05         8.981         528    448,277       78.11       20.15       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
FICO                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
539 & Below                11    $4,792,552         10.76%        7.802%        522   $435,687       78.99%      47.34%      100.00%
540-559                     3     1,103,644          2.48         7.670         545    367,881       83.43       33.41       100.00
560-579                     6     2,324,789          5.22         7.555         567    387,465       75.27       66.20       100.00
580-599                    12     4,752,933         10.67         7.079         590    396,078       81.55       78.06        93.10
600-619                    12     4,889,401         10.98         7.358         609    407,450       84.70       48.19       100.00
620-639                    16     6,413,483         14.40         6.824         629    400,843       84.28       77.07       100.00
640-659                    22     8,995,225         20.19         6.823         648    408,874       83.95       50.56        92.09
660-679                    10     3,727,028          8.37         6.579         671    372,703       84.48       51.81       100.00
680-699                     6     2,380,390          5.34         6.788         686    396,732       87.98       31.73       100.00
700-719                     3     1,288,531          2.89         6.127         713    429,510       81.09        0.00       100.00
720 & Above                 9     3,882,270          8.71         6.315         735    431,363       85.10       37.76       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY LIEN

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LIEN                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
First                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                        DISTRIBUTION BY TOTAL POOL LTV

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
TOTAL POOL LTV        LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
50.01 - 60.00%              2      $703,305          1.58%        6.042%        598   $351,652       54.37%      46.88%      100.00%
60.01 - 70.00%              6     2,283,568          5.13         7.602         586    380,595       68.40       52.35       100.00
70.01 - 80.00%             35    14,449,623         32.43         6.821         619    412,846       76.97       47.58        95.16
80.01 - 85.00%             25    10,289,739         23.10         6.855         626    411,590       84.72       52.38        96.70
85.01 - 90.00%             36    14,349,487         32.21         7.139         646    398,597       89.84       53.12       100.00
90.01 - 95.00%              6     2,474,522          5.55         7.327         631    412,420       94.86      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY DOCUMENTATION

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
DOCUMENTATION         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Full                       58   $23,886,090         53.62%        6.817%        621   $411,829       84.00%     100.00%       98.58%
Stated                     51    20,336,040         45.65         7.195         636    398,746       81.93        0.00        96.56
Limited                     1       328,113          0.74         6.500         631    328,113       90.00        0.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
===================  =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY LOAN PURPOSE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LOAN PURPOSE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Cashout Refi               70   $28,048,472         62.96%        7.112%        608   $400,692       81.65%      53.43%       96.29%
Purchase                   28    11,460,693         25.73         6.748         657    409,310       85.35       49.26       100.00
Rate/Term Refi             12     5,041,079         11.32         6.838         671    420,090       86.07       64.58       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                       DISTRIBUTION BY OCCUPANCY STATUS

                                             PCT. OF POOL                              AVG.      WEIGHTED
OCCUPANCY           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATUS                LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Owner                     107   $43,511,042         97.67%        6.979%        628   $406,645       83.14%      54.12%      100.00%
Non-Owner                   3     1,039,202          2.33         7.339         629    346,401       81.63       32.69         0.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY PROPERTY TYPE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PROPERTY TYPE         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Single Family              88   $35,142,273         78.88%        7.009%        625   $399,344       83.14%      52.94%       98.01%
PUD                        18     7,546,452         16.94         6.961         627    419,247       82.49       58.50       100.00
2-4 Family                  2       995,870          2.24         6.625         721    497,935       87.51        0.00       100.00
Condo                       2       865,648          1.94         6.741         636    432,824       81.96      100.00        60.75
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY STATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATE                 LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
California-North           52   $20,779,165         46.64%        7.127%        624   $399,599       83.48%      47.42%       98.21%
California-South           28    11,383,731         25.55         6.862         624    406,562       83.73       64.03        94.14
New York                    5     2,176,833          4.89         6.672         643    435,367       84.18       77.18       100.00
Colorado                    4     1,615,585          3.63         6.583         632    403,896       86.03       20.59       100.00
Nevada                      3     1,581,802          3.55         5.953         686    527,267       83.91       76.98       100.00
New Jersey                  3     1,136,921          2.55         6.801         633    378,974       73.49       65.78       100.00
New Mexico                  2       971,025          2.18         7.505         637    485,513       74.71       51.46       100.00
Illinois                    2       813,270          1.83         6.542         632    406,635       82.53       46.68       100.00
Maryland                    2       786,317          1.77         6.713         620    393,158       89.43      100.00       100.00
Virginia                    2       684,313          1.54         6.834         655    342,156       90.00       52.03       100.00
Pennsylvania                1       412,047          0.92         8.990         574    412,047       75.00        0.00       100.00
All Others                  6     2,209,236          4.96         7.466         621    368,206       78.49       33.65       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY ZIP CODES

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
ZIP CODES             LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
95132                       4    $1,448,304          3.25%        6.521%        622   $362,076       76.65%      25.32%      100.00%
95062                       2       807,625          1.81         6.917         729    403,812       85.56        0.00       100.00
20876                       2       786,317          1.77         6.713         620    393,158       89.43      100.00       100.00
92647                       2       754,338          1.69         6.526         666    377,169       84.72      100.00       100.00
95020                       2       751,897          1.69         7.128         627    375,948       82.26       54.81       100.00
89144                       1       750,000          1.68         4.920         731    750,000       77.16      100.00       100.00
95127                       2       749,612          1.68         7.233         636    374,806       89.86       53.32       100.00
95118                       2       700,334          1.57         6.249         590    350,167       75.67      100.00       100.00
95124                       2       674,168          1.51         6.243         636    337,084       84.87       51.33       100.00
94306                       1       599,532          1.35         7.250         597    599,532       75.00      100.00       100.00
All Others                 90    36,528,117         81.99         7.081         624    405,868       83.38       51.39        97.16
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

REMAINING                                    PCT. OF POOL                              AVG.      WEIGHTED
MONTHS TO           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
MATURITY              LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
241 - 360                 110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY PRODUCT TYPE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PRODUCT TYPE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
2/28 ARMS                  99   $39,503,643         88.67%        7.108%        622   $399,027       83.44%      51.71%       97.37%
3/27 ARMS                   6     2,706,821          6.08         6.746         640    451,137       81.15      100.00       100.00
1 Mo. LIBOR IO              5     2,339,780          5.25         5.229         714    467,956       79.61       32.05       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY PERIODIC CAP

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PERIODIC CAP          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
1.50%                     105   $42,210,464         94.75%        7.085%        623   $402,004       83.29%      54.81%       97.54%
3.00%                       5     2,339,780          5.25         5.229         714    467,956       79.61       32.05       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                             PCT. OF POOL                              AVG.      WEIGHTED
MONTHS TO           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
RATE RESET            LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
0-12                        5    $2,339,780          5.25%        5.229%        714   $467,956       79.61%      32.05%      100.00%
13-24                      99    39,503,643         88.67         7.108         622    399,027       83.44       51.71        97.37
25-36                       6     2,706,821          6.08         6.746         640    451,137       81.15      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
GROSS MAXIMUM       NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LIFETIME RATE         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
12.00-12.49%                5    $2,339,780          5.25%        5.229%        714   $467,956       79.61%      32.05%      100.00%
12.50-12.99%                8     3,070,844          6.89         5.889         634    383,856       74.87       74.41       100.00
13.00-13.49%               12     4,774,028         10.72         6.266         635    397,836       80.80       84.08       100.00
13.50-13.99%               38    14,899,546         33.44         6.741         638    392,093       83.93       52.57        97.80
14.00-14.49%               18     7,489,805         16.81         7.221         622    416,100       86.55       67.16       100.00
14.50-14.99%               23     9,286,579         20.85         7.792         619    403,764       85.22       36.95        92.34
15.00% & Above              6     2,689,661          6.04         8.981         528    448,277       78.11       20.15       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                            DISTRIBUTION BY MARGIN

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
MARGIN                LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
5.99% & Below               8    $3,458,214          7.76%        5.733%        688   $432,277       75.55%      31.22%      100.00%
6.00- 6.49%                88    35,156,107         78.91         6.911         635    399,501       84.67       56.13        97.04
6.50- 6.99%                10     4,275,997          9.60         7.776         560    427,600       80.34       71.91       100.00
7.00 & Above                4     1,659,926          3.73         9.176         536    414,982       72.78        0.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     110   $44,550,244        100.00%        6.987%        628   $405,002       83.10%      53.62%       97.67%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    THE GROUP II - FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $65,185,548
NUMBER OF MORTGAGE LOANS:                                                   438
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $148,825
WEIGHTED AVERAGE GROSS COUPON:                                            7.483%
WEIGHTED AVERAGE NET COUPON:                                              6.971%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       625
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      75.72%
WEIGHTED AVERAGE ORIGINAL TOTAL POOL LTV RATIO:                           75.75%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            340
WEIGHTED AVERAGE SEASONING (MONTHS):                                          1

                        DISTRIBUTION BY PRINCIPAL BALANCE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PRINCIPAL BALANCE     LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
$25,001 - $50,000          42    $1,770,228          2.72%        8.396%        605    $42,148       68.81%      92.45%       84.98%
$50,001 - $75,000          63     3,952,668          6.06         8.063         609     62,741       75.06       77.49        98.35
$75,001 - $100,000         65     5,672,357          8.70         7.847         618     87,267       76.93       70.45        87.88
$100,001 - $125,000        50     5,672,689          8.70         7.616         619    113,454       75.47       71.39        89.39
$125,001 - $150,000        52     7,129,187         10.94         7.658         619    137,100       76.02       57.46        94.08
$150,001 - $200,000        71    12,388,598         19.01         7.412         628    174,487       75.86       53.34        91.97
$200,001 - $250,000        36     7,942,271         12.18         7.299         625    220,619       78.14       59.05        94.07
$250,001 - $300,000        18     4,931,031          7.56         7.277         620    273,946       73.57       48.65        93.99
$300,001 & Above           41    15,726,519         24.13         7.189         638    383,574       75.64       49.39        92.99
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY CURRENT RATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
CURRENT RATE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
6.50- 6.99%               126   $24,398,247         37.43%        6.756%        651   $193,637       72.74%      58.03%       91.94%
7.00- 7.49%                48     7,897,016         12.11         7.222         633    164,521       74.17       47.10        96.66
7.50- 7.99%               149    20,770,685         31.86         7.767         618    139,401       78.77       58.56        91.47
8.00- 8.49%                36     5,094,144          7.81         8.185         589    141,504       79.44       67.11        95.30
8.50- 8.99%                46     4,588,461          7.04         8.695         573     99,749       75.40       65.40        91.09
9.00- 9.49%                16     1,214,945          1.86         9.168         566     75,934       74.11       77.88       100.00
9.50% & Above              17     1,222,050          1.87         9.711         577     71,885       82.04       73.53        78.88
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
FICO                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
500-519                    24    $2,528,857          3.88%        8.447%        507   $105,369       72.67%      88.94%      100.00%
520-539                    29     3,763,102          5.77         8.274         530    129,762       76.47       75.55       100.00
540-559                    25     2,860,255          4.39         8.161         552    114,410       75.37       83.58        95.81
560-579                    39     6,593,360         10.11         7.665         570    169,061       73.88       55.65        96.81
580-599                    37     5,271,911          8.09         7.738         590    142,484       73.82       62.82        92.02
600-619                    54     7,734,003         11.86         7.452         611    143,222       76.36       87.74        96.61
620-639                    77    11,280,725         17.31         7.350         630    146,503       74.64       48.39        93.09
640-659                    48     8,072,863         12.38         7.178         650    168,185       74.50       53.15        88.84
660-679                    41     6,697,266         10.27         7.254         671    163,348       80.52       34.33        97.35
680-699                    24     3,639,391          5.58         7.224         687    151,641       76.05       52.06        81.11
700-719                    14     2,655,733          4.07         6.861         707    189,695       76.22       45.20        94.02
720-739                     9     1,530,045          2.35         7.022         729    170,005       79.78       66.69        56.28
740 & Above                17     2,558,038          3.92         7.145         757    150,473       78.10       34.91        79.62
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY LIEN

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LIEN                  LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
First                     437   $65,160,081         99.96%        7.482%        625   $149,108       75.74%      58.75%       92.47%
Second                      1        25,466          0.04         9.990         652     25,466      100.00      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                        DISTRIBUTION BY TOTAL POOL LTV

                                             PCT. OF POOL                              AVG.      WEIGHTED
                      LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
TOTAL POOL LTV        LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
40.00% & Below             10    $1,383,983          2.12%        7.542%        627   $138,398       27.97%      12.32%       91.34%
40.01 - 50.00%             14     2,153,338          3.30         7.221         631    153,810       44.83       25.28        86.23
50.01 - 60.00%             32     4,368,486          6.70         7.224         621    136,515       56.09       40.00        89.76
60.01 - 70.00%             71     9,871,948         15.14         7.337         616    139,042       66.24       53.02        93.52
70.01 - 80.00%            173    25,967,367         39.84         7.498         620    150,100       77.45       60.41        89.04
80.01 - 85.00%             59     8,350,705         12.81         7.708         628    141,537       84.48       61.14        93.31
85.01 - 90.00%             64    10,764,010         16.51         7.567         632    168,188       89.83       72.36       100.00
90.01 - 95.00%             14     2,300,243          3.53         7.407         678    164,303       94.45       87.05       100.00
95.01 - 100.00%             1        25,466          0.04         9.990         652     25,466      100.00      100.00       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                          DISTRIBUTION BY DOCUMENTATION

                                             PCT. OF POOL                              AVG.      WEIGHTED
                      LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
DOCUMENTATION         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Full                      288   $38,306,445         58.77%        7.529%        614   $133,008       78.50%     100.00%       93.61%
Stated                    114    20,505,517         31.46         7.517         641    179,873       71.44        0.00        93.55
Limited                    36     6,373,586          9.78         7.098         640    177,044       73.09        0.00        82.12
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY LOAN PURPOSE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
LOAN PURPOSE          LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Cashout Refi              313   $44,746,727         68.65%        7.513%        619   $142,961       74.24%      57.80%       92.84%
Rate/Term Refi             77    11,823,896         18.14         7.432         625    153,557       76.93       63.51        98.57
Purchase                   48     8,614,924         13.22         7.395         655    179,478       81.93       57.26        82.20
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                       DISTRIBUTION BY OCCUPANCY STATUS

                                             PCT. OF POOL                              AVG.      WEIGHTED
OCCUPANCY           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATUS                LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Owner                     403   $60,277,520         92.47%        7.481%        622   $149,572       76.06%      59.49%      100.00%
Non-Owner                  35     4,908,028          7.53         7.505         662    140,229       71.95       49.84         0.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                         DISTRIBUTION BY PROPERTY TYPE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
PROPERTY TYPE         LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
Single Family             341   $49,507,628         75.95%        7.515%        621   $145,184       75.68%      59.62%       95.09%
PUD                        44     6,593,832         10.12         7.447         615    149,860       78.18       56.61        99.24
2-4 Family                 33     6,370,591          9.77         7.402         659    193,048       73.23       50.97        65.32
Condo                      14     2,237,123          3.43         7.091         639    159,794       77.34       63.38        90.25
Man. Housing                6       476,374          0.73         7.571         628     79,396       75.26       82.17       100.00
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                             DISTRIBUTION BY STATE

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
STATE                 LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
California-South           69   $14,008,436         21.49%        7.130%        636   $203,021       75.31%      63.52%       90.64%
Florida                    56     7,146,657         10.96         7.468         620    127,619       80.10       42.07        89.74
New York                   27     7,053,394         10.82         7.377         630    261,237       75.48       34.34        98.30
Texas                      71     6,218,867          9.54         8.203         608     87,590       75.11       70.11        94.26
California-North           28     5,767,474          8.85         7.224         634    205,981       67.95       52.68        82.74
New Jersey                 15     2,811,427          4.31         7.560         632    187,428       76.61       61.27        95.77
Massachusetts              11     2,250,276          3.45         7.499         605    204,571       75.89       39.89       100.00
Michigan                   17     2,111,279          3.24         7.428         637    124,193       82.99       90.30       100.00
Virginia                    5     1,276,397          1.96         7.064         638    255,279       74.27       76.38       100.00
Washington                  8     1,263,204          1.94         7.485         601    157,901       79.51       43.57        77.91
Indiana                    10     1,176,264          1.80         7.764         612    117,626       79.50       73.07       100.00
All Others                121    14,101,874         21.63         7.687         619    116,544       75.79       68.58        92.96
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY ZIP CODES

                                             PCT. OF POOL                              AVG.      WEIGHTED
                    NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
ZIP CODES             LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
91360                       2      $542,076          0.83%        7.251%        655   $271,038       87.71%      77.14%       77.14%
02840                       1       529,606          0.81         7.490         639    529,606       21.20        0.00       100.00
91384                       2       520,565          0.80         6.912         646    260,283       81.57       67.37       100.00
94591                       2       496,076          0.76         6.816         636    248,038       67.66      100.00        24.48
11366                       1       471,433          0.72         8.000         673    471,433       85.00        0.00       100.00
90720                       1       468,530          0.72         7.100         573    468,530       78.33      100.00       100.00
95007                       1       468,384          0.72         7.250         645    468,384       75.00        0.00       100.00
11792                       1       463,156          0.71         7.500         635    463,156       90.00        0.00       100.00
95003                       1       460,618          0.71         6.950         614    460,618       74.96      100.00       100.00
92626                       1       454,597          0.70         6.600         603    454,597       70.00      100.00       100.00
All Others                425    60,310,505         92.52         7.507         624    141,907       75.99       59.12        92.69
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

REMAINING                                    PCT. OF POOL                              AVG.
MONTHS TO           NUMBER OF   PRINCIPAL    BY PRINCIPAL    WEIGHTED     WEIGHTED   PRINCIPAL  AVG. TOTAL   PCT. FULL   PCT. OWNER
MATURITY              LOANS      BALANCE       BALANCE      AVG. COUPON   AVG. FICO   BALANCE    POOL LTV    DOC LOAN     OCCUPIED
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
0 - 180                    52    $5,286,862          8.11%        7.750%        623   $101,670       72.50%      55.07%       97.73%
181 - 240                  17     1,883,323          2.89         8.004         596    110,784       76.29       63.57       100.00
241 - 360                 369    58,015,363         89.00         7.442         626    157,223       76.03       58.95        91.75
------------------- ---------  ------------  ------------   -----------   ---------  ---------  ----------   ---------   ----------
TOTAL                     438   $65,185,548        100.00%        7.483%        625   $148,825       75.75%      58.77%       92.47%
=================== =========  ============  ============   ===========   =========  =========  ==========   =========   ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) one- and six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

DISTRIBUTION             GROUP I                GROUP II
    DATE               LOAN CAP (%)           LOAN CAP (%)           WAC CAP (%)
------------           ------------           ------------           -----------
   Mar-03                    6.7559                 6.8336                6.7946
   Apr-03                    6.3674                 6.4673                6.4174
   May-03                    7.0415                 7.1538                7.0979
   Jun-03                    6.5875                 6.6929                6.6406
   Jul-03                    6.5876                 6.6934                6.6411
   Aug-03                    6.8074                 6.9170                6.8630
   Sep-03                    6.1887                 6.2886                6.2395
   Oct-03                    7.2940                 7.4121                7.3542
   Nov-03                    6.5883                 6.6951                6.6428
   Dec-03                    6.3825                 6.4862                6.4356
   Jan-04                    7.0429                 7.1575                7.1016
   Feb-04                    6.5886                 6.6959                6.6437
   Mar-04                    6.5887                 6.6961                6.6438
   Apr-04                    7.0432                 7.1581                7.1022
   May-04                    6.8085                 6.9197                6.8656
   Jun-04                    6.3830                 6.4874                6.4367
   Jul-04                    7.0434                 7.1587                7.1028
   Aug-04                    6.5891                 6.6970                6.6447
   Sep-04                    6.5892                 6.6972                6.6449
   Oct-04                    6.8089                 6.9206                6.8665
   Nov-04                    6.1900                 6.2916                6.2425
   Dec-04                    7.2955                 7.4154                7.3574
   Jan-05                    6.5895                 6.6979                6.6456
   Feb-05                    7.2622                 6.7340                6.9890
   Mar-05                    8.8754                 8.2296                8.5411
   Apr-05                    7.9873                 7.4058                7.6861
   May-05                    7.9867                 7.4050                7.6852
   Jun-05                    7.7285                 7.1654                7.4364
   Jul-05                    7.9856                 7.4035                7.6834
   Aug-05                    8.3275                 7.1664                7.7243
   Sep-05                    9.4750                 8.1531                8.7878
   Oct-05                    9.1580                 7.8797                8.4931
   Nov-05                    8.5845                 7.3857                7.9605
   Dec-05                    9.4714                 8.1480                8.7822
   Jan-06                    8.8592                 7.6272                8.2171
   Feb-06                    9.7189                 7.8567                8.7478
   Mar-06                   11.5168                 9.3089               10.3647
   Apr-06                   10.0291                 8.1054                9.0247
   May-06                    9.7140                 7.8498                8.7401
   Jun-06                   10.7171                 8.6593                9.6415
   Jul-06                   10.3581                 8.3748                9.3208
   Aug-06                   10.8433                 8.3135                9.5193
   Sep-06                   11.5639                 8.8645               10.1504
   Oct-06                   11.5616                 8.8614               10.1468
   Nov-06                   11.1865                 8.5725                9.8161
   Dec-06                   11.5571                 8.8550               10.1398
   Jan-07                   10.5044                 8.0530                9.2178
   Feb-07                   12.8002                 9.5074               11.0711
   Mar-07                   13.2546                 9.8430               11.4621
   Apr-07                   11.9694                 8.8870               10.3489
   May-07                   11.9668                 8.8835               10.3450
   Jun-07                   12.3631                 9.1760               10.6858
   Jul-07                   12.3605                 9.1788               10.6851
   Aug-07                   11.9992                 8.9033               10.3681
   Sep-07                   11.9967                 8.8998               10.3642
   Oct-07                   11.6193                 8.6183               10.0365
   Nov-07                   12.8185                 9.5061               11.0706
   Dec-07                   12.3886                 9.1857               10.6975
   Jan-08                   11.2600                 8.3512                9.7234
   Feb-08                   12.8388                 9.5164               11.0827
   Mar-08                   12.8360                 9.5127               11.0786
   Apr-08                   11.6301                 8.6175               10.0362
   May-08                   12.8305                 9.5053               11.0702
   Jun-08                   12.0002                 8.8886               10.3521
   Jul-08                   11.9976                 8.8852               10.3482
   Aug-08                   12.3949                 9.1778               10.6892
   Sep-08                   11.2657                 8.3403                9.7138
   Oct-08                   13.2745                 9.8259               11.4441
   Nov-08                   11.9873                 8.8716               10.3328
   Dec-08                   11.6103                 8.5911               10.0062
   Jan-09                   12.8086                 9.4763               11.0372
   Feb-09                   11.9797                 8.8616               10.3213
   Mar-09                   13.2604                 9.8073               11.4229
   Apr-09                   11.9745                 8.8549               10.3137
   May-09                   12.3710                 9.1467               10.6535
   Jun-09                   11.2440                 8.3120                9.6815
   Jul-09                   13.2490                 9.7927               11.4061
   Aug-09                   11.9643                 8.8417               10.2985
   Sep-09                   11.5880                 8.5623                9.9730
   Oct-09                   12.7840                 9.4445               11.0007
   Nov-09                   11.9567                 8.8320               10.2872
   Dec-09                   11.9541                 8.8287               10.2835
   Jan-10                   12.3499                 9.1197               10.6224
   Feb-10                   11.2248                 8.2876                9.6532
   Mar-10                   13.2264                 9.7640               11.3729
   Apr-10                   12.7676                 9.4239               10.9768
   May-10                   12.3394                 9.1065               10.6071
   Jun-10                   11.5658                 8.5343                9.9406
   Jul-10                   12.7595                 9.4138               10.9650
   Aug-10                   11.9338                 8.8033               10.2539
   Sep-10                   11.9312                 8.8002               10.2502
   Oct-10                   12.3263                 9.0903               10.5881
   Nov-10                   11.2034                 8.2610                9.6221
   Dec-10                   13.2012                 9.7328               11.3364
   Jan-11                   11.9211                 8.7878               10.2357
   Feb-11                   11.1963                 8.2523                9.6119
   Mar-11                   13.6814                10.0827               11.7438
   Apr-11                   12.3107                 9.0713               10.5657


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DISTRIBUTION             GROUP I                GROUP II
    DATE               LOAN CAP (%)           LOAN CAP (%)           WAC CAP (%)
------------           ------------           ------------           -----------
   May-11                   12.3081                 9.0681               10.5620
   Jun-11                   11.9085                 8.7726               10.2177
   Jul-11                   12.3029                 9.0619               10.5546
   Aug-11                   11.1821                 8.2353                9.5918
   Sep-11                   12.7218                 9.3680               10.9110
   Oct-11                   12.2951                 9.0527               10.5437
   Nov-11                   11.5242                 8.4840                9.8813
   Dec-11                   12.7137                 9.3585               10.8997
   Jan-12                   11.8910                 8.7518               10.1930
   Feb-12                   11.5170                 8.4755                9.8711
   Mar-12                   13.1595                 9.6830               11.2774
   Apr-12                   11.8835                 8.7431               10.1826
   May-12                   11.8810                 8.7402               10.1791
   Jun-12                   12.2745                 9.0286               10.5149
   Jul-12                   12.2719                 9.0256               10.5114
   Aug-12                   11.8736                 8.7316               10.1689
   Sep-12                   11.8711                 8.7288               10.1655
   Oct-12                   11.4978                 8.4533                9.8445
   Nov-12                   12.6846                 9.3248               10.8593
   Dec-12                   12.2592                 9.0111               10.4938
   Jan-13                   11.1424                 8.1893                9.5367
   Feb-13                   12.6767                 9.3159               10.8485
   Mar-13                   13.1267                 9.6454               11.2322
   Apr-13                   11.1355                 8.1814                9.5272
   May-13                   13.1213                 9.6392               11.2248
   Jun-13                   11.8491                 8.7036               10.1352
   Jul-13                   11.4765                 8.4289                9.8153
   Aug-13                   12.6611                 9.2979               10.8271
   Sep-13                   11.8418                 8.6953               10.1253
   Oct-13                   11.8394                 8.6925               10.1220
   Nov-13                   12.2316                 8.9794               10.4560
   Dec-13                   12.2291                 8.9766               10.4527
   Jan-14                   11.4625                 8.4130                9.7962
   Feb-14                   12.2242                 8.9710               10.4460
   Mar-14                   13.0947                 9.6089               11.1886
   Apr-14                   11.4555                 8.4052                9.7869
   May-14                   12.6381                 9.2718               10.7959
   Jun-14                   11.8203                 8.6710               10.0962
   Jul-14                   11.8180                 8.6684               10.0931
   Aug-14                   12.2094                 8.9546               10.4262
   Sep-14                   11.0973                 8.1381                9.4755
   Oct-14                   13.0763                 9.5885               11.1640
   Nov-14                   11.8085                 8.6580               10.0805
   Dec-14                   11.4372                 8.3849                9.7625
   Jan-15                   12.6179                 9.2496               10.7691
   Feb-15                   11.8015                 8.6503               10.0713
   Mar-15                   13.0634                 9.5744               11.1470
   Apr-15                   11.7969                 8.6453               10.0652
   May-15                   12.1877                 8.9309               10.3976
   Jun-15                   11.0775                 8.1167                9.4495
   Jul-15                   13.0531                 9.5633               11.1336
   Aug-15                   11.7876                 8.6354               10.0532
   Sep-15                   11.4170                 8.3632                9.7362
   Oct-15                   12.5956                 9.2258               10.7402
   Nov-15                   11.7807                 8.6281               10.0443
   Dec-15                   11.7784                 8.6257               10.0414
   Jan-16                   12.1687                 8.9108               10.3731
   Feb-16                   11.0603                 8.0985                9.4274
   Mar-16                   13.0329                 9.5421               11.1077
   Apr-16                   12.1617                 8.9035               10.3642
   May-16                   12.1594                 8.9011               10.3613
   Jun-16                   11.7649                 8.6117               10.0242
   Jul-16                   12.1547                 8.8964               10.3554
   Aug-16                   11.0477                 8.0855                9.4114
   Sep-16                   12.5691                 9.1983               10.7066
   Oct-16                   12.1478                 8.8894               10.3468
   Nov-16                   11.3864                 8.3316                9.6975
   Dec-16                   12.5620                 9.1911               10.6978
   Jan-17                   11.7493                 8.5960               10.0049
   Feb-17                   11.3801                 8.3252                9.6896
   Mar-17                   13.4850                 9.8644               11.4809
   Apr-17                   11.7428                 8.5895                9.9969
   May-17                   11.3737                 8.3190                9.6819
   Jun-17                   12.5480                 9.1773               10.6807
   Jul-17                   12.1275                 8.8692               10.3220
   Aug-17                   11.3675                 8.3128                9.6743
   Sep-17                   12.1231                 8.8649               10.3166
   Oct-17                   12.1209                 8.8628               10.3140
   Nov-17                   11.7277                 8.5748                9.9788
   Dec-17                   12.1165                 8.8586               10.3088
   Jan-18                   11.0130                 8.0514                9.3693
   Feb-18                   12.5298                 9.1598               10.6590
   Mar-18                   12.9749                 9.4847               11.0369
   Apr-18                   11.7172                 8.5649                9.9664
   May-18                   11.7151                 8.5630                9.9640
   Jun-18                   12.1035                 8.8464               10.2937
   Jul-18                   12.1014                 8.8445               10.2912
   Aug-18                   11.7090                 8.5573                9.9569
   Sep-18                   11.7069                 8.5554                9.9545
   Oct-18                   11.3391                 8.2863                9.6412
   Nov-18                   12.5099                 9.1415               10.6362
   Dec-18                   12.0908                 8.8349               10.2793
   Jan-19                   10.9898                 8.0301                9.3427
   Feb-19                   12.5035                 9.1358               10.6290
   Mar-19                   12.9478                 9.4601               11.0061
   Apr-19                   10.9842                 8.0252                9.3365
   May-19                   12.9435                 9.4563               11.0013
   Jun-19                   11.6889                 8.5395                9.9346
   Jul-19                   11.3217                 8.2710                9.6221
   Aug-19                   12.4908                 9.1249               10.6152
   Sep-19                   11.6831                 8.5345                9.9283
   Oct-19                   11.6811                 8.5329                9.9263
   Nov-19                   12.0685                 8.8157               10.2551
   Dec-19                   12.0666                 8.8141               10.2530
   Jan-20                   11.3106                 8.2617                9.6103
   Feb-20                   12.0626                 8.8109               10.2490
   Mar-20                   12.4766                 9.1132               10.6004
   Apr-20                   11.6698                 8.5237                9.9146
   May-20                   12.0569                 8.8063               10.2432
   Jun-20                   10.9591                 8.0044                9.3103
   Jul-20                   12.9140                 9.4322               10.9708
   Aug-20                   11.6625                 8.5180                9.9074
   Sep-20                   11.2962                 8.2505                9.5961
   Oct-20                   12.4629                 9.1026               10.5869


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DISTRIBUTION             GROUP I                GROUP II
    DATE               LOAN CAP (%)           LOAN CAP (%)           WAC CAP (%)
------------           ------------           ------------           -----------
   Nov-20                   11.6571                 8.5140                9.9022
   Dec-20                   11.6553                 8.5127                9.9006
   Jan-21                   12.0420                 8.7951               10.2289
   Feb-21                   10.9456                 7.9944                9.2975
   Mar-21                   12.8983                 9.4206               10.9560
   Apr-21                   12.4517                 9.0945               10.5766
   May-21                   12.0348                 8.7902               10.2225
   Jun-21                   11.2810                 8.2397                9.5822
   Jul-21                   12.4462                 9.0909               10.5719
   Aug-21                   11.6416                 8.5033                9.8884
   Sep-21                   11.6399                 8.5022                9.8870
   Oct-21                   12.0262                 8.7845               10.2152
   Nov-21                   10.9314                 7.9850                9.2853
   Dec-21                   12.8816                 9.4098               10.9420
   Jan-22                   11.6334                 8.4982                9.8819
   Feb-22                   10.9269                 7.9824                9.2819
   Mar-22                   13.3533                 9.7552               11.3432
   Apr-22                   12.0163                 8.7788               10.2077
   May-22                   12.0147                 8.7779               10.2066
   Jun-22                   11.6256                 8.4940                9.8763
   Jul-22                   12.0116                 8.7764               10.2045
   Aug-22                   10.9182                 7.9778                9.2759
   Sep-22                   12.4225                 9.0775               10.5544
   Oct-22                   12.0070                 8.7742               10.2016
   Nov-22                   11.2551                 8.2253                9.5632
   Dec-22                   12.4179                 9.0755               10.5517
   Jan-23                   11.6154                 8.4895                9.8702
   Feb-23                   11.2510                 8.2237                9.5611
   Mar-23                   13.3330                 9.7461               11.3309
   Apr-23                   11.6112                 8.4881                9.8683
   May-23                   11.2471                 8.2225                9.5594
   Jun-23                   12.4092                 9.0727               10.5477
   Jul-23                   11.9941                 8.7700               10.1956
   Aug-23                   11.2433                 8.2216                9.5580
   Sep-23                   11.9915                 8.7695               10.1949
   Oct-23                   11.9902                 8.7693               10.1946
   Nov-23                   11.6021                 8.4863                9.8655
   Dec-23                   11.9877                 8.7691               10.1942
   Jan-24                   10.8968                 7.9719                9.2673
   Feb-24                   12.3985                 9.0715               10.5455
   Mar-24                   12.3972                 9.0716               10.5455
   Apr-24                   10.8935                 7.9721                9.2673
   May-24                   12.8377                 9.3959               10.9224
   Jun-24                   11.5942                 8.4869                9.8656
   Jul-24                   11.2308                 8.2219                9.5575
   Aug-24                   12.3915                 9.0729               10.5466
   Sep-24                   11.5910                 8.4880                9.8666
   Oct-24                   11.5901                 8.4884                9.8671
   Nov-24                   11.9754                 8.7720               10.1966
   Dec-24                   11.9744                 8.7727               10.1973
   Jan-25                   11.2252                 8.2249                9.5607
   Feb-25                   11.9727                 8.7741               10.1989
   Mar-25                   12.8270                 9.4018               10.9284
   Apr-25                   11.2226                 8.2274                9.5633
   May-25                   12.3827                 9.0796               10.5538
   Jun-25                   11.5831                 8.4949                9.8740
   Jul-25                   11.5824                 8.4960                9.8753
   Aug-25                   11.9678                 8.7804               10.2059
   Sep-25                   10.8793                 7.9835                9.2795
   Oct-25                   12.8213                 9.4106               10.9383
   Nov-25                   11.5798                 8.5014                9.8815
   Dec-25                   11.2174                 8.2373                9.5745
   Jan-26                   12.3773                 9.0915               10.5669
   Feb-26                   11.5781                 8.5066                9.8874
   Mar-26                   12.8183                 9.4203               10.9491
   Apr-26                   11.5774                 8.5105                9.8918
   May-26                   11.9628                 8.7966               10.2241
   Jun-26                   10.8751                 7.9991                9.2971
   Jul-26                   12.8165                 9.4302               10.9603
   Aug-26                   11.5761                 8.5201                9.9026
   Sep-26                   11.2140                 8.2567                9.5962
   Oct-26                   12.3742                 9.1137               10.5923
   Nov-26                   11.5758                 8.5289                9.9125
   Dec-26                   11.5754                 8.5319                9.9161
   Jan-27                   11.9614                 8.8201               10.2505
   Feb-27                   10.8742                 8.0215                9.3225
   Mar-27                   12.8160                 9.4582               10.9919
   Apr-27                   12.3744                 9.1364               10.6175
   May-27                   11.9618                 8.8359               10.2683
   Jun-27                   11.2148                 8.2878                9.6315
   Jul-27                   12.3750                 9.1505               10.6333
   Aug-27                   11.5773                 8.5647                9.9527
   Sep-27                   11.5775                 8.5703                9.9585
   Oct-27                   11.9641                 8.8615               10.2968
   Nov-27                   10.8769                 8.0612                9.3665
   Dec-27                   12.8199                 9.5075               11.0465
   Jan-28                   11.5806                 8.5940                9.9846
   Feb-28                   10.8791                 8.0796                9.3865
   Mar-28                   13.2980                 9.8845               11.4820
   Apr-28                   11.5834                 8.6173               10.0089
   May-28                   11.2224                 8.3569                9.7050
   Jun-28                   12.3840                 9.2321               10.7191
   Jul-28                   11.9725                 8.9345               10.3724
   Aug-28                   11.2258                 8.3865                9.7341
   Sep-28                   11.9759                 8.9581               10.3947
   Oct-28                   11.9773                 8.9700               10.4069
   Nov-28                   11.5923                 8.6937               10.0840
   Dec-28                   11.9806                 8.9982               10.4336
   Jan-29                   10.8933                 8.1934                9.4984
   Feb-29                   12.3985                 9.3409               10.8244
   Mar-29                   12.8440                 9.6922               11.2281
   Apr-29                   11.6041                 8.7726               10.1582
   May-29                   11.6058                 8.7917               10.1760
   Jun-29                   11.9960                 9.1059               10.5350
   Jul-29                   11.9991                 9.1291               10.5559
   Aug-29                   11.6151                 8.8584               10.2367
   Sep-29                   11.6188                 8.8841               10.2598
   Oct-29                   11.2592                 8.6237                9.9541
   Nov-29                   12.4300                 9.5343               11.0013
   Dec-29                   12.0191                 9.2379               10.6523
   Jan-30                   10.9312                 8.4182                9.7014
   Feb-30                   12.4449                 9.6035               11.0607
   Mar-30                   12.8948                 9.9737               11.4788
   Apr-30                   10.9474                 8.4882                9.7617


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DISTRIBUTION             GROUP I                GROUP II
    DATE               LOAN CAP (%)           LOAN CAP (%)           WAC CAP (%)
------------           ------------           ------------           -----------
   May-30                   12.9082                10.0386               11.5326
   Jun-30                   11.6656                 9.0983               10.4438
   Jul-30                   11.3094                 8.8500               10.1458
   Aug-30                   12.4864                 9.8071               11.2283
   Sep-30                   11.6913                 9.2192               10.5401
   Oct-30                   11.7011                 9.2684               10.5786
   Nov-30                   12.1013                 9.6342               10.9745
   Dec-30                   12.1124                 9.6991               11.0226
   Jan-31                   11.3631                 9.1595               10.3814
   Feb-31                   12.1282                 9.8545               11.1305
   Mar-31                   13.0024                10.6677               11.9956
   Apr-31                   11.3847                 9.4406               10.5630
   May-31                   12.5730                10.5576               11.7408
   Jun-31                   11.7750                10.0375               11.0768
   Jul-31                   11.7878                10.2313               11.1825
   Aug-31                   12.1947                10.8315               11.6851
   Sep-31                   11.1005                10.1402               10.7626
   Oct-31                   13.0931                12.4321               12.8725
   Nov-31                   11.8328                11.8504               11.8382
   Dec-31                   11.4757                11.6205               11.5193
   Jan-32                   12.6773                13.0206               12.7786
   Feb-32                   11.8752                12.3989               12.0257
   Mar-32                   11.8955                12.4138               12.0446
   Apr-32                   12.7462                13.2896               12.9025
   May-32                   12.3496                12.8723               12.4999
   Jun-32                   11.6203                12.1037               11.7594
   Jul-32                   12.8788                13.4178               13.0337
   Aug-32                   12.1160                12.6460               12.2516
   Sep-32                   12.2143                12.7321               12.3421
   Oct-32                   12.7854                13.3300               12.9135
   Nov-32                   11.8503                12.3259               12.0251


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, EFFECTIVE GROUP II LOAN CAP AND EFFECTIVE WAC CAP. The Effective Group II Loan Cap (The Group II Loan Cap plus the purchased interest rate cap) and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) are provided in the following table. The information in the following table has been prepared in accordance with (i) one- and six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                                  EFF.
DISTRIBUTION             GROUP I                GROUP II              EFF. WAC
    DATE               LOAN CAP (%)           LOAN CAP (%)             CAP (%)
------------           ------------           ------------           -----------
   Mar-03                    6.7559                 8.3981                7.5741
   Apr-03                    6.3674                 8.6487                7.5086
   May-03                    7.0415                 9.4994                8.2758
   Jun-03                    6.5875                 8.9746                7.7905
   Jul-03                    6.5876                 8.9143                7.7640
   Aug-03                    6.8074                 9.3008                8.0718
   Sep-03                    6.1887                 8.4657                7.3465
   Oct-03                    7.2940                 9.9052                8.6248
   Nov-03                    6.5883                 9.0302                7.8354
   Dec-03                    6.3825                 8.6818                7.5588
   Jan-04                    7.0429                 9.6669                8.3872
   Feb-04                    6.5886                 9.0478                7.8498
   Mar-04                    6.5887                 8.8990                7.7744
   Apr-04                    7.0432                 9.6784                8.3966
   May-04                    6.8085                 9.2803                8.0790
   Jun-04                    6.3830                 8.7771                7.6144
   Jul-04                    7.0434                 9.6068                8.3629
   Aug-04                    6.5891                 9.0665                7.8652
   Sep-04                    6.5892                 9.0696                7.8678
   Oct-04                    6.8089                 9.2959                8.0919
   Nov-04                    6.1900                 8.5257                7.3958
   Dec-04                    7.2955                 9.9666                8.6754
   Jan-05                    6.5895                 9.0820                7.8781
   Feb-05                    7.2622                 8.9763                8.1491
   Mar-05                    8.8754                10.7078                9.8241
   Apr-05                    7.9873                 9.8780                8.9668
   May-05                    7.9867                 9.8002                8.9269
   Jun-05                    7.7285                 9.5633                8.6804
   Jul-05                    7.9856                 9.8040                8.9296
   Aug-05                    8.3275                 9.4240                8.8971
   Sep-05                    9.4750                10.7249               10.1247
   Oct-05                    9.1580                10.2881                9.7458
   Nov-05                    8.5845                 9.7213                9.1762
   Dec-05                    9.4714                10.6448               10.0825
   Jan-06                    8.8592                10.0432                9.4762
   Feb-06                    9.7189                10.1998                9.9697
   Mar-06                   11.5168                11.8196               11.6748
   Apr-06                   10.0291                10.5289               10.2900
   May-06                    9.7140                10.1241                9.9282
   Jun-06                   10.7171                11.2551               10.9983
   Jul-06                   10.3581                10.8054               10.5921
   Aug-06                   10.8433                10.6705               10.7529
   Sep-06                   11.5639                11.3811               11.4682
   Oct-06                   11.5616                11.2990               11.4240
   Nov-06                   11.1865                11.0123               11.0952
   Dec-06                   11.5571                11.2972               11.4208
   Jan-07                   10.5044                10.3493               10.4230
   Feb-07                   12.8002                12.1228               12.4445
   Mar-07                   13.2546                12.2919               12.7488
   Apr-07                   11.9694                11.3381               11.6375
   May-07                   11.9668                11.2576               11.5938
   Jun-07                   12.3631                11.7133               12.0211
   Jul-07                   12.3605                11.6364               11.9792
   Aug-07                   11.9992                11.3631               11.6641
   Sep-07                   11.9967                11.3617               11.6620
   Oct-07                   11.6193                10.9284               11.2549
   Nov-07                   12.8185                12.1424               12.4618
   Dec-07                   12.3886                11.6540               12.0008
   Jan-08                   11.2600                10.6720               10.9493
   Feb-08                   12.8388                12.1595               12.4797
   Mar-08                   12.8360                11.9874               12.3872
   Apr-08                   11.6301                11.0169               11.3057
   May-08                   12.8305                12.0697               12.4278
   Jun-08                   12.0002                11.3697               11.6662
   Jul-08                   11.9976                11.2882               11.6217
   Aug-08                   12.3949                11.7459               12.0508
   Sep-08                   11.2657                10.6769               10.9533
   Oct-08                   13.2745                12.4931               12.8598
   Nov-08                   11.9873                11.3631               11.6558
   Dec-08                   11.6103                10.9288               11.2482
   Jan-09                   12.8086                12.1440               12.4553
   Feb-09                   11.9797                11.3592               11.6497
   Mar-09                   13.2604                12.3070               12.7530
   Apr-09                   11.9745                11.3566               11.6456
   May-09                   12.3710                11.6504               11.9872
   Jun-09                   11.2440                10.6659               10.9359
   Jul-09                   13.2490                12.4796               12.8388
   Aug-09                   11.9643                11.3515               11.6374
   Sep-09                   11.5880                10.9956               11.2718
   Oct-09                   12.7840                12.0450               12.3894
   Nov-09                   11.9567                11.3478               11.6313
   Dec-09                   11.9541                11.2653               11.5859
   Jan-10                   12.3499                11.7235               12.0149
  * Feb-10                  11.2248                10.6565               10.9208
   Mar-10                   13.2264                 9.7640               11.3729
   Apr-10                   12.7676                 9.4239               10.9768
   May-10                   12.3394                 9.1065               10.6071
   Jun-10                   11.5658                 8.5343                9.9406
   Jul-10                   12.7595                 9.4138               10.9650
   Aug-10                   11.9338                 8.8033               10.2539
   Sep-10                   11.9312                 8.8002               10.2502
   Oct-10                   12.3263                 9.0903               10.5881
   Nov-10                   11.2034                 8.2610                9.6221
   Dec-10                   13.2012                 9.7328               11.3364
   Jan-11                   11.9211                 8.7878               10.2357
   Feb-11                   11.1963                 8.2523                9.6119
   Mar-11                   13.6814                10.0827               11.7438
   Apr-11                   12.3107                 9.0713               10.5657


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  EFF.
DISTRIBUTION             GROUP I                GROUP II              EFF. WAC
    DATE               LOAN CAP (%)           LOAN CAP (%)             CAP (%)
------------           ------------           ------------           -----------
   May-11                   12.3081                 9.0681               10.5620
   Jun-11                   11.9085                 8.7726               10.2177
   Jul-11                   12.3029                 9.0619               10.5546
   Aug-11                   11.1821                 8.2353                9.5918
   Sep-11                   12.7218                 9.3680               10.9110
   Oct-11                   12.2951                 9.0527               10.5437
   Nov-11                   11.5242                 8.4840                9.8813
   Dec-11                   12.7137                 9.3585               10.8997
   Jan-12                   11.8910                 8.7518               10.1930
   Feb-12                   11.5170                 8.4755                9.8711
   Mar-12                   13.1595                 9.6830               11.2774
   Apr-12                   11.8835                 8.7431               10.1826
   May-12                   11.8810                 8.7402               10.1791
   Jun-12                   12.2745                 9.0286               10.5149
   Jul-12                   12.2719                 9.0256               10.5114
   Aug-12                   11.8736                 8.7316               10.1689
   Sep-12                   11.8711                 8.7288               10.1655
   Oct-12                   11.4978                 8.4533                9.8445
   Nov-12                   12.6846                 9.3248               10.8593
   Dec-12                   12.2592                 9.0111               10.4938
   Jan-13                   11.1424                 8.1893                9.5367
   Feb-13                   12.6767                 9.3159               10.8485
   Mar-13                   13.1267                 9.6454               11.2322
   Apr-13                   11.1355                 8.1814                9.5272
   May-13                   13.1213                 9.6392               11.2248
   Jun-13                   11.8491                 8.7036               10.1352
   Jul-13                   11.4765                 8.4289                9.8153
   Aug-13                   12.6611                 9.2979               10.8271
   Sep-13                   11.8418                 8.6953               10.1253
   Oct-13                   11.8394                 8.6925               10.1220
   Nov-13                   12.2316                 8.9794               10.4560
   Dec-13                   12.2291                 8.9766               10.4527
   Jan-14                   11.4625                 8.4130                9.7962
   Feb-14                   12.2242                 8.9710               10.4460
   Mar-14                   13.0947                 9.6089               11.1886
   Apr-14                   11.4555                 8.4052                9.7869
   May-14                   12.6381                 9.2718               10.7959
   Jun-14                   11.8203                 8.6710               10.0962
   Jul-14                   11.8180                 8.6684               10.0931
   Aug-14                   12.2094                 8.9546               10.4262
   Sep-14                   11.0973                 8.1381                9.4755
   Oct-14                   13.0763                 9.5885               11.1640
   Nov-14                   11.8085                 8.6580               10.0805
   Dec-14                   11.4372                 8.3849                9.7625
   Jan-15                   12.6179                 9.2496               10.7691
   Feb-15                   11.8015                 8.6503               10.0713
   Mar-15                   13.0634                 9.5744               11.1470
   Apr-15                   11.7969                 8.6453               10.0652
   May-15                   12.1877                 8.9309               10.3976
   Jun-15                   11.0775                 8.1167                9.4495
   Jul-15                   13.0531                 9.5633               11.1336
   Aug-15                   11.7876                 8.6354               10.0532
   Sep-15                   11.4170                 8.3632                9.7362
   Oct-15                   12.5956                 9.2258               10.7402
   Nov-15                   11.7807                 8.6281               10.0443
   Dec-15                   11.7784                 8.6257               10.0414
   Jan-16                   12.1687                 8.9108               10.3731
   Feb-16                   11.0603                 8.0985                9.4274
   Mar-16                   13.0329                 9.5421               11.1077
   Apr-16                   12.1617                 8.9035               10.3642
   May-16                   12.1594                 8.9011               10.3613
   Jun-16                   11.7649                 8.6117               10.0242
   Jul-16                   12.1547                 8.8964               10.3554
   Aug-16                   11.0477                 8.0855                9.4114
   Sep-16                   12.5691                 9.1983               10.7066
   Oct-16                   12.1478                 8.8894               10.3468
   Nov-16                   11.3864                 8.3316                9.6975
   Dec-16                   12.5620                 9.1911               10.6978
   Jan-17                   11.7493                 8.5960               10.0049
   Feb-17                   11.3801                 8.3252                9.6896
   Mar-17                   13.4850                 9.8644               11.4809
   Apr-17                   11.7428                 8.5895                9.9969
   May-17                   11.3737                 8.3190                9.6819
   Jun-17                   12.5480                 9.1773               10.6807
   Jul-17                   12.1275                 8.8692               10.3220
   Aug-17                   11.3675                 8.3128                9.6743
   Sep-17                   12.1231                 8.8649               10.3166
   Oct-17                   12.1209                 8.8628               10.3140
   Nov-17                   11.7277                 8.5748                9.9788
   Dec-17                   12.1165                 8.8586               10.3088
   Jan-18                   11.0130                 8.0514                9.3693
   Feb-18                   12.5298                 9.1598               10.6590
   Mar-18                   12.9749                 9.4847               11.0369
   Apr-18                   11.7172                 8.5649                9.9664
   May-18                   11.7151                 8.5630                9.9640
   Jun-18                   12.1035                 8.8464               10.2937
   Jul-18                   12.1014                 8.8445               10.2912
   Aug-18                   11.7090                 8.5573                9.9569
   Sep-18                   11.7069                 8.5554                9.9545
   Oct-18                   11.3391                 8.2863                9.6412
   Nov-18                   12.5099                 9.1415               10.6362
   Dec-18                   12.0908                 8.8349               10.2793
   Jan-19                   10.9898                 8.0301                9.3427
   Feb-19                   12.5035                 9.1358               10.6290
   Mar-19                   12.9478                 9.4601               11.0061
   Apr-19                   10.9842                 8.0252                9.3365
   May-19                   12.9435                 9.4563               11.0013
   Jun-19                   11.6889                 8.5395                9.9346
   Jul-19                   11.3217                 8.2710                9.6221
   Aug-19                   12.4908                 9.1249               10.6152
   Sep-19                   11.6831                 8.5345                9.9283
   Oct-19                   11.6811                 8.5329                9.9263
   Nov-19                   12.0685                 8.8157               10.2551
   Dec-19                   12.0666                 8.8141               10.2530
   Jan-20                   11.3106                 8.2617                9.6103
   Feb-20                   12.0626                 8.8109               10.2490
   Mar-20                   12.4766                 9.1132               10.6004
   Apr-20                   11.6698                 8.5237                9.9146
   May-20                   12.0569                 8.8063               10.2432
   Jun-20                   10.9591                 8.0044                9.3103
   Jul-20                   12.9140                 9.4322               10.9708
   Aug-20                   11.6625                 8.5180                9.9074
   Sep-20                   11.2962                 8.2505                9.5961
   Oct-20                   12.4629                 9.1026               10.5869


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  EFF.
DISTRIBUTION             GROUP I                GROUP II              EFF. WAC
    DATE               LOAN CAP (%)           LOAN CAP (%)             CAP (%)
------------           ------------           ------------           -----------
   Nov-20                   11.6571                 8.5140                9.9022
   Dec-20                   11.6553                 8.5127                9.9006
   Jan-21                   12.0420                 8.7951               10.2289
   Feb-21                   10.9456                 7.9944                9.2975
   Mar-21                   12.8983                 9.4206               10.9560
   Apr-21                   12.4517                 9.0945               10.5766
   May-21                   12.0348                 8.7902               10.2225
   Jun-21                   11.2810                 8.2397                9.5822
   Jul-21                   12.4462                 9.0909               10.5719
   Aug-21                   11.6416                 8.5033                9.8884
   Sep-21                   11.6399                 8.5022                9.8870
   Oct-21                   12.0262                 8.7845               10.2152
   Nov-21                   10.9314                 7.9850                9.2853
   Dec-21                   12.8816                 9.4098               10.9420
   Jan-22                   11.6334                 8.4982                9.8819
   Feb-22                   10.9269                 7.9824                9.2819
   Mar-22                   13.3533                 9.7552               11.3432
   Apr-22                   12.0163                 8.7788               10.2077
   May-22                   12.0147                 8.7779               10.2066
   Jun-22                   11.6256                 8.4940                9.8763
   Jul-22                   12.0116                 8.7764               10.2045
   Aug-22                   10.9182                 7.9778                9.2759
   Sep-22                   12.4225                 9.0775               10.5544
   Oct-22                   12.0070                 8.7742               10.2016
   Nov-22                   11.2551                 8.2253                9.5632
   Dec-22                   12.4179                 9.0755               10.5517
   Jan-23                   11.6154                 8.4895                9.8702
   Feb-23                   11.2510                 8.2237                9.5611
   Mar-23                   13.3330                 9.7461               11.3309
   Apr-23                   11.6112                 8.4881                9.8683
   May-23                   11.2471                 8.2225                9.5594
   Jun-23                   12.4092                 9.0727               10.5477
   Jul-23                   11.9941                 8.7700               10.1956
   Aug-23                   11.2433                 8.2216                9.5580
   Sep-23                   11.9915                 8.7695               10.1949
   Oct-23                   11.9902                 8.7693               10.1946
   Nov-23                   11.6021                 8.4863                9.8655
   Dec-23                   11.9877                 8.7691               10.1942
   Jan-24                   10.8968                 7.9719                9.2673
   Feb-24                   12.3985                 9.0715               10.5455
   Mar-24                   12.3972                 9.0716               10.5455
   Apr-24                   10.8935                 7.9721                9.2673
   May-24                   12.8377                 9.3959               10.9224
   Jun-24                   11.5942                 8.4869                9.8656
   Jul-24                   11.2308                 8.2219                9.5575
   Aug-24                   12.3915                 9.0729               10.5466
   Sep-24                   11.5910                 8.4880                9.8666
   Oct-24                   11.5901                 8.4884                9.8671
   Nov-24                   11.9754                 8.7720               10.1966
   Dec-24                   11.9744                 8.7727               10.1973
   Jan-25                   11.2252                 8.2249                9.5607
   Feb-25                   11.9727                 8.7741               10.1989
   Mar-25                   12.8270                 9.4018               10.9284
   Apr-25                   11.2226                 8.2274                9.5633
   May-25                   12.3827                 9.0796               10.5538
   Jun-25                   11.5831                 8.4949                9.8740
   Jul-25                   11.5824                 8.4960                9.8753
   Aug-25                   11.9678                 8.7804               10.2059
   Sep-25                   10.8793                 7.9835                9.2795
   Oct-25                   12.8213                 9.4106               10.9383
   Nov-25                   11.5798                 8.5014                9.8815
   Dec-25                   11.2174                 8.2373                9.5745
   Jan-26                   12.3773                 9.0915               10.5669
   Feb-26                   11.5781                 8.5066                9.8874
   Mar-26                   12.8183                 9.4203               10.9491
   Apr-26                   11.5774                 8.5105                9.8918
   May-26                   11.9628                 8.7966               10.2241
   Jun-26                   10.8751                 7.9991                9.2971
   Jul-26                   12.8165                 9.4302               10.9603
   Aug-26                   11.5761                 8.5201                9.9026
   Sep-26                   11.2140                 8.2567                9.5962
   Oct-26                   12.3742                 9.1137               10.5923
   Nov-26                   11.5758                 8.5289                9.9125
   Dec-26                   11.5754                 8.5319                9.9161
   Jan-27                   11.9614                 8.8201               10.2505
   Feb-27                   10.8742                 8.0215                9.3225
   Mar-27                   12.8160                 9.4582               10.9919
   Apr-27                   12.3744                 9.1364               10.6175
   May-27                   11.9618                 8.8359               10.2683
   Jun-27                   11.2148                 8.2878                9.6315
   Jul-27                   12.3750                 9.1505               10.6333
   Aug-27                   11.5773                 8.5647                9.9527
   Sep-27                   11.5775                 8.5703                9.9585
   Oct-27                   11.9641                 8.8615               10.2968
   Nov-27                   10.8769                 8.0612                9.3665
   Dec-27                   12.8199                 9.5075               11.0465
   Jan-28                   11.5806                 8.5940                9.9846
   Feb-28                   10.8791                 8.0796                9.3865
   Mar-28                   13.2980                 9.8845               11.4820
   Apr-28                   11.5834                 8.6173               10.0089
   May-28                   11.2224                 8.3569                9.7050
   Jun-28                   12.3840                 9.2321               10.7191
   Jul-28                   11.9725                 8.9345               10.3724
   Aug-28                   11.2258                 8.3865                9.7341
   Sep-28                   11.9759                 8.9581               10.3947
   Oct-28                   11.9773                 8.9700               10.4069
   Nov-28                   11.5923                 8.6937               10.0840
   Dec-28                   11.9806                 8.9982               10.4336
   Jan-29                   10.8933                 8.1934                9.4984
   Feb-29                   12.3985                 9.3409               10.8244
   Mar-29                   12.8440                 9.6922               11.2281
   Apr-29                   11.6041                 8.7726               10.1582
   May-29                   11.6058                 8.7917               10.1760
   Jun-29                   11.9960                 9.1059               10.5350
   Jul-29                   11.9991                 9.1291               10.5559
   Aug-29                   11.6151                 8.8584               10.2367
   Sep-29                   11.6188                 8.8841               10.2598
   Oct-29                   11.2592                 8.6237                9.9541
   Nov-29                   12.4300                 9.5343               11.0013
   Dec-29                   12.0191                 9.2379               10.6523
   Jan-30                   10.9312                 8.4182                9.7014
   Feb-30                   12.4449                 9.6035               11.0607
   Mar-30                   12.8948                 9.9737               11.4788
   Apr-30                   10.9474                 8.4882                9.7617


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  EFF.
DISTRIBUTION             GROUP I                GROUP II              EFF. WAC
    DATE               LOAN CAP (%)           LOAN CAP (%)             CAP (%)
------------           ------------           ------------           -----------
   May-30                   12.9082                10.0386               11.5326
   Jun-30                   11.6656                 9.0983               10.4438
   Jul-30                   11.3094                 8.8500               10.1458
   Aug-30                   12.4864                 9.8071               11.2283
   Sep-30                   11.6913                 9.2192               10.5401
   Oct-30                   11.7011                 9.2684               10.5786
   Nov-30                   12.1013                 9.6342               10.9745
   Dec-30                   12.1124                 9.6991               11.0226
   Jan-31                   11.3631                 9.1595               10.3814
   Feb-31                   12.1282                 9.8545               11.1305
   Mar-31                   13.0024                10.6677               11.9956
   Apr-31                   11.3847                 9.4406               10.5630
   May-31                   12.5730                10.5576               11.7408
   Jun-31                   11.7750                10.0375               11.0768
   Jul-31                   11.7878                10.2313               11.1825
   Aug-31                   12.1947                10.8315               11.6851
   Sep-31                   11.1005                10.1402               10.7626
   Oct-31                   13.0931                12.4321               12.8725
   Nov-31                   11.8328                11.8504               11.8382
   Dec-31                   11.4757                11.6205               11.5193
   Jan-32                   12.6773                13.0206               12.7786
   Feb-32                   11.8752                12.3989               12.0257
   Mar-32                   11.8955                12.4138               12.0446
   Apr-32                   12.7462                13.2896               12.9025
   May-32                   12.3496                12.8723               12.4999
   Jun-32                   11.6203                12.1037               11.7594
   Jul-32                   12.8788                13.4178               13.0337
   Aug-32                   12.1160                12.6460               12.2516
   Sep-32                   12.2143                12.7321               12.3421
   Oct-32                   12.7854                13.3300               12.9135
   Nov-32                   11.8503                12.3259               12.0251

* Represents the final month of the interest rate cap agreement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

APPENDIX A - INTEREST RATE CAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE
--------------------------------------------------------------------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $81,754,710. The Interest Rate Cap will have a term of 84 months and a strike rate of 1-month LIBOR equal to 7.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available to pay basis risk shortfall carry forward amounts on the Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates in the manner described herein. The notional amount of the Interest Rate Cap will amortize as specified in the amortization schedule below.

            INTEREST                     INTEREST                     INTEREST
              RATE                         RATE                         RATE
  DEAL        CAP              DEAL        CAP              DEAL        CAP
  AGE       NOTIONAL           AGE       NOTIONAL           AGE       NOTIONAL
(MONTHS)   AMOUNT ($)        (MONTHS)   AMOUNT ($)        (MONTHS)   AMOUNT ($)
--------   ----------        --------   ----------        --------   ----------
    1      81,754,710           29      44,704,665           57      22,129,206
    2      80,971,645           30      43,600,700           58      21,577,650
    3      80,093,634           31      42,523,679           59      21,039,641
    4      79,122,374           32      41,472,949           60      20,514,851
    5      78,059,906           33      40,447,874           61      20,002,956
    6      76,908,620           34      39,447,833           62      19,503,644
    7      75,671,239           35      38,472,219           63      19,016,609
    8      74,350,818           36      37,520,440           64      18,541,551
    9      72,950,735           37      36,591,920           65      18,078,180
   10      71,474,674           38      35,686,094           66      17,626,211
   11      69,926,614           39      34,802,413           67      17,185,366
   12      68,310,813           40      33,940,341           68      16,755,374
   13      66,631,792           41      33,099,353           69      16,335,972
   14      64,993,616           42      32,278,938           70      15,926,900
   15      63,395,299           43      31,478,597           71      15,527,908
   16      61,835,877           44      30,697,844           72      15,138,750
   17      60,314,412           45      29,936,204           73      14,759,186
   18      58,829,986           46      29,193,213           74      14,388,982
   19      57,381,704           47      28,468,418           75      14,027,911
   20      55,968,694           48      27,761,378           76      13,675,748
   21      54,590,101           49      27,071,662           77      13,332,278
   22      53,245,095           50      26,398,849           78      12,997,287
   23      51,932,863           51      25,742,530           79      12,670,570
   24      50,652,613           52      25,102,303           80      12,351,923
   25      49,403,572           53      24,477,778           81      12,041,151
   26      48,184,984           54      23,868,574           82      11,738,060
   27      46,996,113           55      23,274,318           83      11,442,464
   28      45,836,241           56      22,694,646           84      11,154,178


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.